ASSIGNMENT AGREEMENT
of the
Amended and Restated Master Global Marketing and Distribution Agreement
Asset Purchase Agreement
Security Agreement and
Line of Credit Agreement

This Assignment Agreement together with the Exhibits, Schedules and Attachments hereto are referred to as the “Assignment Agreement”, and is made as of the   day of December, 2010, by and among
5BARZ INTERNATIONAL INC., a corporation with offices at 601 Union Street, Suite 4500, Seattle, WA 98101 (“5BARZ”), DOLLARDEX GROUP CORP., a Panama corporation with offices at Torre Global Bank, Suite 2403, Calle 50, Panama City, Panama, (“DOLLARDEX”) and
CELLYNX GROUP, INC., a corporation with offices at 28386 Constellation Road, Valencia, CA 91355 (“CELLYNX”). 5BARZ, DOLLARDEX and CELLYNX are sometimes referred to herein as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, CELLYNX is engaged in the development, production, assembly, and licensing of certain proprietary amplification devices for wireless products, principally the 5BARz™ and related accessories and line of products.

WHEREAS, DOLLARDEX had entered into certain agreements with CELLYNX, specifically, the “Amended and Restated Master Global Marketing and Distribution Agreement”, (Attached hereto as Appendix “A”) the Asset Purchase Agreement (Attached hereto as Appendix “B”), the Line of Credit Agreement (Attached hereto as Appendix “C”) and the Security Agreement (attached hereto as Exhibit “D”), collectively referred to herein as “THE AGREEMENTS”.

WHEREAS, 5BARZ is desirous of acquiring the assignment of The AGREEMENTS from DOLLARDEX, developing the opportunity, and complying with the terms and conditions of those agreement as provided therein.

WHEREAS, 5BARZ has or is developing the necessary ability to comply with the terms of the agreements assigned herein, and to provide other related services to  CELLYNX in connection therewith.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

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ARTICLE I

TERMS AND CONDITIONS

1.1           Assignment: DOLLARDEX hereby agrees to assign all right, title, and interest in The Agreements to 5BARZ in exchange for 14,600,000 shares of 5BARZ  common stock and a promissory note in the amount of $370,000 with interest at 5% per annum payable at any time at the sole option of 5BARZ  (Appendix I).

1.2           Consent and Assignment of The Agreements:

Pursuant to Article 11.1 of the AMENDED AND RESTATED MASTER GLOBAL MARKETING AND DISTRIBUTION AGREEMENT (Appendix “A”), CELLYNX does hereby consent to the assignment of that agreement to 5BARZ.

Pursuant to the terms of the ASSET PURCHASE AGREEMENT (Appendix “B”), THE LINE OF CREDIT AGREEMENT (Appendix “C”) and the SECURITY AGREEMENT (Appendix “D”), the parties hereto agree to effectively assign those agreements from  DOLLARDEX to 5BARZ via replacement of the agreements with new agreements between CELLYNX and 5BARZ such that in every place that “DOLLARDEX” is referred to in each agreement that 5BARZ will replace that reference and that DOLLARDEX be hereby released from all terms of those agreements and the acquisition, obligations, and related representations be hereby assumed by 5BARZ.

1.3           Form of Assignment:

In conjunction with the completion of this agreement, the parties hereto will enter into the revised agreements attached hereto as follows;

Appendix E                      - Master Global Marketing and Distribution Agreement
Appendix F                      - Asset Purchase Agreement
Appendix G                      - Line of Credit Agreement
Appendix H                      - Security Agreement

Upon completion of each of these agreements, the agreements referred to in appendix “A” to “D” will be void and of no further force having been assigned to 5BARZ.

ARTICLE II

GENERAL

2.1	Governing Law and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada, excluding its conflict of laws principles.

2.2
Attorneys’ Fees. The prevailing party in any dispute between the parties relating to this Agreement will be entitled to recover all attorneys’ fees, costs and other expenses that it incurs in connection with such dispute.

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2.3
      Nonexclusive Remedy. Except as expressly set forth in this Agreement, the exercise by either party of any of its remedies under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise.

2.4
     Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing, and delivered via facsimile or email or the postal service to the addresses and numbers designated below:

If to CELLYNX:

CELLYNX, INC.
Attention: Norman W. Collins
Chairman & Chief Executive Officer
25910 Acero, St. 370
Mission Viejo, CA 92691
Telephone: (949) 305-5290
Facsimile: (661) 257-1290
Email: nwc@earthlink.net

With Copy To:

DURHAM JONES & PINEGAR, P.C.
111 EAST BROADWAY,, SUITE 900
SALT LAKE CITY, UTAH 841111
ATTN: Jeffrey M. Jones, Esq.
Telephone: 801 415 3000
Facsimile: 801 415 3500
Email: JJONES@DJPLAW.COM

If to DOLLARDEX or 5BARZ:

DOLLARDEX, CORP. / 5BARZ International Inc.
Attention: Daniel S. Bland
President and Chief Executive Officer
5535 Peregrine Way
Blain, WA 98320
Telephone: (360) 656-6395
Facsimile: (408) 549-9903
Email: danielbland2@hotmail.com

2.5            Force Majeure. Neither Party will be responsible for any failure or delay in its performance under this Agreement (except for any payment obligations) due to causes beyond its reasonable control, including, but not limited to, labor disputes, strikes, lockouts, shortages of or inability to obtain energy, raw materials or supplies, war, terrorism, riot, or acts of God.

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2.6            Relationship of the Parties. The parties are independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise or agency between the Parties. Neither Party will have the power to bind the other Party or to incur any obligations on its behalf, without the other Party’s prior consent.

2.7            Waiver. The failure by either Party to enforce any provision of  this Agreement will not constitute a waiver of future enforcement of that or any other provision.

2.8            Severability. If for any reason a court of competent jurisdiction finds any provision of  this Agreement invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible and the other provisions of  this Agreement will remain in full force and effect.

2.9            Entire Agreement.  This Agreement, including all exhibits hereto, constitutes the complete and exclusive understanding and agreement between the Parties regarding its subject matter and supersedes all prior or contemporaneous agreements or understandings, whether written or oral, relating to its subject matter including without limitation the Prior Agreement which is hereby terminated and superseded by  this Agreement upon the Effective Date hereof. Any waiver, modification or amendment of any provision of  this Agreement will be effective only if in writing and signed by duly authorized representatives of each Party.

2.10            Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS.]

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IN WITNESS WHEREOF, the Parties have caused  this Agreement to be executed by their duly authorized representatives as of the day and year first written above.

CELLYNX GROUP, INC.

By: _______________________
Name: Norman W. Collins
Title: Chairman & Chief Executive Officer

DOLLARDEX GROUP CORP.

By:______________________
Name: Daniel S. Bland
Title: Chief Executive Officer

5BARZ INTERNATIONAL INC.

By:______________________
Name: Daniel S. Bland
Title: Chief Executive Officer

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APPENDIX A

AMENDED AND RESTATED
MASTER GLOBAL MARKETING AND DISTRIBUTION AGREEMENT

This Amended and Restated Master Global Marketing and Distribution Agreement (together with the Exhibits, Schedules and Attachments hereto, if any, therein referred to as the “Agreement”) is made as of the 5th day of October, 2010, by and between Cellynx Group, Inc., a Nevada corporation and its affiliates and subsidiaries hereinafter referred to as (“CELLYNX”) and DOLLARDEX Group Corp., a Panama corporation, hereinafter referred to as (“DOLLARDEX”). CELLYNX and DOLLARDEX are sometimes referred to herein as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, CELLYNX is engaged in the development, production, assembly, marketing and licensing of certain proprietary amplification devices for wireless products, principally the 5BARz™ and related accessories and line of products.

WHEREAS, DOLLARDEX proposes to establish a distribution network of CELLYNX’s line of products worldwide and has the necessary ability to locate, train, and assist national and international dealers in the promotion, marketing and sales of the 5BARz™ and related accessories and its line of products, and to provide other related services to CELLYNX in connection therewith.

WHEREAS, CELLYNX and DOLLARDEX have previously entered into a certain Joint Venture Agreement pursuant to which CELLYNX granted to DOLLARDEX and certain JV Companies (as defined therein) exclusive distribution rights of DOLLARDEX’s products in a designated territories (the “JV Agreement”), which JV Agreement was terminated pursuant to an agreement made on July 22, 2008 (the “July Agreement”).

WHEREAS, on April 21, 2010, CELLYNX and DOLLARDEX entered into a Master Global Marketing and Distribution Agreement ,which amended the July Agreement, and which was subsequently amended as of June 14, 2010, and July 15, 2010 (collectively, the “Original MGMD Agreement”) .

WHEREAS, THE PARTIES, now desire to terminate all prior agreements in favor of this Agreement dated as referred to above.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

           For the purposes of this Agreement, the following terms shall, unless the context otherwise requires, have the meaning set forth below:

1.1           “Cost” shall mean the lowest purchase price that CELLYNX is able to negotiate for the manufacture of the product.

1.2            “Customer” shall mean any reseller (whether wholesaler or retailer) or end user of the Products in the Territory.

1.3           “Dealer(s)” shall mean distributors and agents of the Products, as appointed by DOLLARDEX and accepted by CELLYNX, in the Territory.

1.4           "Intellectual Property Rights" means the collective intellectual property rights now held or hereafter created or acquired by a party, whether arising under the laws of the United States or any other state, country or jurisdiction, for (i) all classes or types of patents, utility models, utility patents and design patents (including, without limitation, originals, divisions, continuations, continuations-in-part, extensions, renewals or reissues), patent applications and disclosures for these classes or types of patent rights in all countries of the world (collectively "Patent Rights"); (ii) all copyrights in both published works and unpublished works, software, all registrations and applications therefor and all moral rights in such works (collectively "Copyrights"); (iii) all trade names, logos, common law trademarks and service marks, trademark, and service mark registrations, related goodwill and applications therefore throughout the world identified on Exhibit A hereto (collectively, the “Marks”); (iv) all know-how, trade secrets, inventions, other confidential information, customer lists, software, technical data or specifications, testing methods, business or financial information, research and development activities, product and marketing plans, customer and supplies information, process technology, plans, drawings, and blue prints (collectively "Trade Secrets"); and (v) all rights (contractual or otherwise) to prevent disclosure or use of confidential information, and any other similar form of intellectual property or proprietary rights, statutory or otherwise, whether registrable or not and shall include applications thereto.

1.5           “Net Earnings” shall mean the total net earnings, as defined under U.S. generally accepted accounting principles, before taxes, of DOLLARDEX from sales, licensing and other income relating directly or indirectly to the Products in the Territory.

1.6           “Products” shall mean The Road Warrior, The @Home unit and any other product using the 5BARz™ Trademark including all related accessories, if any, and any and all future products of CELLYNX.

1.7           “Territory” or “Territories” shall mean all countries worldwide including the U.S.

ARTICLE I

TERMS AND CONDITIONS

2.1           Termination of Prior Agreement. The Prior JV Agreement has been terminated. Additionally, this Agreement will terminate the Original MGMD Agreement upon the full execution of this Agreement. Neither Party shall remain liable for any monies owed by it to the other Party under the Prior Agreements, unless specifically provided for herein.

2.2           Exclusive Appointment. Subject to DOLLARDEX compliance with the terms and conditions of this Agreement and subject to any limitations in this Agreement, CELLYNX appoints DOLLARDEX, and DOLLARDEX accepts such appointment, as the independent, exclusive distributor of the Products in the Territory. Subject to DOLLARDEX’s compliance with the terms and conditions of this Agreement, during the term of  this Agreement, CELLYNX will not appoint another distributor of the Products in the Territory.  Any previous Distributorships that had previously been appointed by CELLYNX will be renegotiated by CELLYNX and such distributors so as to place such distributors as sub-distributors under DOLLARDEX..

2.3           Distribution. DOLLARDEX will (a) sell and distribute the Products directly to Customers in the Territory, or (b) sell and distribute the Products to Dealers throughout the Territory for resale by such Dealers.

2.3           License Restrictions. DOLLARDEX may not market the Products under any other mark, and may not modify the Marks in any manner. All rights not expressly granted hereunder are reserved to CELLYNX. The processes, know-how, and related material proprietary to CELLYNX necessary to manufacture the Products (the “Technology”) and all Intellectual Property Rights therein are and will remain the sole and exclusive property of CELLYNX.

ARTICLE III

OBLIGATIONS OF THE PARTIES

3.1           Dealers Network. DOLLARDEX will develop a network of Dealers in the Territory for the introduction, sale, maintenance, and distribution of the Products in the Territory. DOLLARDEX shall insure that any and all subsequent distribution agreements with its Dealers shall be subject to the terms and conditions of  this Agreement.

3.2           Pre-Approval of Dealers, Budgets and Business Plans. CELLYNX shall have the right to pre-approve any Dealer introduced by DOLLARDEX and the budgets and business plans of such Dealers, which approvals shall not be unreasonably withheld. The Parties agree that, not excluding other reasonable criteria for non-approval, if any one or more of the following factors are present, the potential Dealer shall deemed to be unacceptable to CELLYNX unless specifically agreed to otherwise by CELLYNX:

(i) The potential Dealer has committed a felony or a substantially similar crime, whether or not in the Territory;

(ii) The potential Dealer has been or is currently subject to regulatory investigation;

(iii) The potential Dealer has filed for bankruptcy or its equivalent in its Territory; or

(iv) The potential Dealer does not have the financial ability to achieve the marketing objectives contemplated by the Parties.

3.3           Promotion. DOLLARDEX will promote and advertise the Products in accordance with CELLYNX’s reasonable policies, as announced from time to time. DOLLARDEX will obtain CELLYNX’s prior approval of any promotional or advertising material relating to the Products that are not expressly authorized be CELLYNX’s policies before publishing or distributing such materials. If CELLYNX determines in its reasonable judgment that any Products or advertising or promotional materials used or planned by DOLLARDEX may be or are directly or indirectly injurious or prejudicial to the Marks or the rights thereto of CELLYNX, then upon notice from CELLYNX, DOLLARDEX shall promptly cease or cause the cessation of such activity.

3.4           DOLLARDEX Personnel. DOLLARDEX will maintain sufficient technical and sales personnel having the knowledge and skills necessary to: (i) inform customers about the features and capabilities of the Products and, to the extent necessary, competitive products; (ii) service and support the Products in accordance with DOLLARDEX’s obligations under this Agreement; and (iii) otherwise perform its obligations under this Agreement. DOLLARDEX will, at its expense, comply with CELLYNX’s minimum training requirements for distributors of the Products.

3.5           Support. DOLLARDEX will provide prompt and comprehensive pre-sales and post-sales support services, at its own cost, for the Products to DOLLARDEX’s Dealers and Customers in the Territory. CELLYNX will maintain sufficient technical and sales personnel to provide such support service to DOLLARDEX and its Dealers and Customers as reasonably necessary.

3.6           Drop Shipment. CELLYNX will drop ship the Products to DOLLARDEX’s designated HUBs or such other location at the election of DOLLARDEX. All costs related to such drop shipment are to be borne by DOLLARDEX or by the HUB or such other third party as separately agreed to between DOLLARDEX and the HUB or such third party. DOLLARDEX may establish such HUBs or other drop shipment locations with the written consent of CELLYNX which shall not be unreasonably withheld. The risk of loss or damages to destruction of the Products shall be borne by DOLLARDEX. For purposes of clarification the Parties acknowledge that the drop shipment costs to be borne by DOLLARDEX as provided for in this Section 3.6, shall be in addition to, apart from, and not counted as against, any other fee or monies to be paid by DOLLARDEX including without limitation the those provided for under Section 3.15 to this Agreement.

3.7           Facilities. DOLLARDEX shall provide office facilities in the Territory to be used as training facilities by Dealers as DOLLARDEX deems necessary to meet its obligations.

3.8           Packaging. DOLLARDEX will distribute the Products unmodified and with all packaging and proprietary rights statements intact, and any changes to such packaging or marking shall require CELLYNX’s pre-approval. DOLLARDEX shall translate and provide all packaging material and related literature, including without limitation any CELLYNX users guides into the applicable language(s) in the Territory with all costs associated therewith to be borne by DOLLARDEX.

3.9           Business Conduct. DOLLARDEX will: (i) conduct business in a manner that reflects favorably at all times on the Products and the good name, goodwill and reputation of CELLYNX; (ii) make no false or misleading representations or advertisements with regard to CELLYNX or the Products; and (iii) make no representations, warranties or guarantees to customers or to the trade with respect to the specifications, features or capabilities of the Products that are inconsistent with the literature distributed by CELLYNX.

3.10           Inventory. DOLLARDEX will maintain an inventory of the Products sufficient to meet the needs of its Customers on a timely basis, but, in any event, at least an inventory sufficient to meet DOLLARDEX’s reasonably anticipated demands for any thirty (30) day period.

3.11           Competition. DOLLARDEX shall not, and shall ensure that its Dealers shall not, sell, contract to sell, arrange for the sell, or otherwise acquire any interest either directly or indirectly in any products that compete with the Products unless agreed to in writing by both Parties.

3.12           Maintenance of Regulatory Approvals, Licenses, Certifications and CE Mark.

(i)           DOLLARDEX shall be fully responsible for obtaining all necessary certification and registration for the sale of the Products in the Territory. DOLLARDEX will be solely responsible for maintaining all obligations required as part of any regulatory approvals, licenses, ISO certifications and CE Markings issued under CELLYNX’s name. All such efforts shall be undertaken at DOLLARDEX’s cost. DOLLARDEX shall also maintain in good standing all necessary regulatory approvals, licenses, ISO certifications and CE Markings issued under CELLYNX’s name.

(ii)           DOLLARDEX shall be fully responsible for obtaining all necessary certification and registration for DOLLARDEX to sell Products. DOLLARDEX will be solely responsible for maintaining all obligations required as part of any regulatory approvals, licenses, ISO certifications and CE Markings issued under CELLYNX’s name. All such efforts shall be undertaken at DOLLARDEX’s cost. DOLLARDEX shall also maintain in good standing all necessary regulatory approvals, licenses, ISO certifications and CE Markings issued under CELLYNX’s name and will notify the issuing parties and/or governmental agencies in each country where such regulatory approvals, licenses, ISO certifications and CE Markings have been issued or are to be issued under CELLYNX’s name.

(iii)           DOLLARDEX will be solely responsible for ensuring its activities in the promotion, marketing, sales and distribution of Products is conducted in compliance with all regulations applicable to DOLLARDEX in each country where such activities take place. CELLYNX commits to ensure that all regulatory approvals, licenses, ISO certifications and CE Markings of the Products are properly maintained or obtained, as applicable, such that there is no impairment of the good name and goodwill of CELLYNX.

(iv)           Upon termination of this Agreement for any reason, DOLLARDEX, at the request of CELLYNX, will use commercially reasonable efforts to transfer any and all regulatory or governmental certifications or approvals pertaining to Products to CELLYNX. CELLYNX shall reimburse DOLLARDEX for all reasonable and actual costs incurred by DOLLARDEX related to any and all regulatory or governmental certifications or approvals pertaining to the Products, if obtaining such certifications or approvals had been approved by CELLYNX in writing prior to being obtained.

3.13           Invoices, Collections, and Taxes. DOLLARDEX shall render all invoices directly to Dealers or Customers. Invoice payment shall be made directly to DOLLARDEX. It is expressly understood by the Parties that full responsibility for all collections rests with DOLLARDEX. CELLYNX shall have no obligation to pay any taxes on the sale of the Products in the Territory and DOLLARDEX agrees to indemnify and reimburse CELLYNX for any such taxes imposed on CELLYNX by any governmental entity with respect to the sale of the Products in the Territory.

3.14           Insurance. DOLLARDEX agrees to procure and to maintain general comprehensive liability insurance covering each occurrence of bodily injury and property damage in the amount of not less than $1,000,000 per occurrence, $2,000,000 aggregate coverage, with endorsements for product and completed operations, blanket contractual liability, and vendor’s liability. DOLLARDEX agrees to furnish upon request by CELLYNX a certificate of insurance indicating coverage in the required amounts and stating that the insurer shall endeavor to give CELLYNX written notice at least thirty (30) days prior to any cancellation, non-renewal, or material change in coverage. CELLYNX must be named as an additional insured or loss payee.

3.15           Cost of Product. CELLYNX shall sell the Products to DOLLARDEX at Cost or permit DOLLARDEX to purchase directly from its Manufacturer. The sale of the Products shall be pursuant to terms satisfactory to both Parties.

3.16           Development of Business Plan. Prior to or concurrently with DOLLARDEX entering into distribution agreements with a Dealer or direct sell of the Products to Customers in a given Territory, CELLYNX and DOLLARDEX will work together to develop a business plan and budget for DOLLARDEX and Dealers to include a marketing plan and budget for deployment of the distribution and marketing of the Products in the specific Territory. CELLYNX shall have approval rights of the business plan and budget including without limitation marketing and distribution channels which approvals shall not be unre3asonably withheld. DOLLARDEX shall conduct business substantially in accordance with the terms of the business plan and budget, and shall exercise maximum efforts to insure that is Dealers conduct business substantially in accordance wit the terns of the business plan and budget. Notwithstanding Section 4.3 to this Agreement (Business Plan Progress Report), DOLLARDEX shall notify CELLYNX as soon as practicable after it becomes aware of any deviation by it or its Dealers from the terms of the business plan and budget. CELLYNX and DOLLARDEX shall use best efforts to work together to have open lines of communication and coordination between CELLYNX and DOLLARDEX to develop the business plan and budget and its deployment in order to maximize sales and sales opportunities in the Territory.

3.17           Reference to Sale. Notwithstanding anything to the contrary, any all references in this Agreement to “sale” of the Products are subject to Terms set by the manufacturer of the Product.

ARTICLE IV

RECORDS AND REPORTS.

4.1           Reports. Commencing with the calendar quarter in which DOLLARDEX commences distribution, and within forty five (45) days after the end of each calendar quarter thereafter, DOLLARDEX will provide CELLYNX with a written report that includes: (i) DOLLARDEX’s net sales and shipments of each CELLYNX Product for that calendar quarter, by dollar volume and number of units, both in the aggregate and for such categories as CELLYNX may designate from time to time; (ii) DOLLARDEX’s current inventory levels of the Products, both in the aggregate and by CELLYNX Product; and (iii) any other information reasonably requested by CELLYNX pertaining to this Agreement. DOLLARDEX’s report will comply in form and substance with CELLYNX’s reporting requirements, as they are reasonably determined by CELLYNX and communicated to DOLLARDEX from time to time.

4.2           Audited Financials. DOLLARDEX shall provide CELLYNX with (a) annual audited financial statements to be audited by a recognized international auditing firm prepared in accordance with U.S. GAAP and procedures to be delivered to CELLYNX no later than 90 days after the end of its fiscal year, and (b) quarterly unaudited financial statement to be reviewed by its auditors and prepared in accordance with the same standard under which auditors are required to review Quarterly Reports on Form 10-Q as filed with the U.S. Securities and Exchange Commission and to be delivered to CELLYNX no later than 45 days of the end of each quarter period.

4.3           Business Plan Progress Reports. DOLLARDEX shall provide CELLYNX with a report on the progress and status of the implementation of the business plan as described under Section 3.16. The report should include detailed description of the steps taken and progress made to develop the distribution and marketing goals. The report shall be submitted to CELLYNX no later than 45 days of the end of each quarter period.

4.4           Notification. DOLLARDEX will promptly notify CELLYNX of any: (i) claim or proceeding involving the Products; or (ii) claimed or suspected CELLYNX defective Product.

4.5           Records. During the term of this Agreement and for a period of three (3) years after any termination or expiration thereof, DOLLARDEX will maintain complete and accurate books, records and accounts relating to the distribution of the Products, and will permit CELLYNX’s authorized representatives to examine them on reasonable prior notice.

ARTICLE V

COMPENSATION

5. 1

(a)
As consideration for the licenses granted by CELLYNX to DOLLARDEX herein, DOLLARDEX shall pay to CELLYNX a fee (the “Marketing and Distribution Fee”) amounting to 50% of DOLLARDEX;s Net Earnings (as defined above). The Marketing and Distribution Fee will be paid on a quarterly basis, payable in cash or immediately available funds and shall be due and payable not later than 45 days following the end of each calendar quarter of the year. CelLynx will have the right to audit the books and records of DOLLARDEX to insure that the DOLLARDEX’s obligations to make the Marketing and Distribution Fee are being met.

(b)
In the event that the Buyer fails to pay any Marketing and Distribution Fee when due, simple interest shall accrue on such unpaid Marketing and Distribution Fee at a rate of six percent (6%) (the “Default Interest”), and shall continue to accrue until such unpaid Marketing and Distribution Fee, plus any accrued interest, is paid in full to the Seller.

ARTICLE VI

TERM AND TERMINATION

6.1           Term. Unless terminated pursuant to the terms hereof, this Agreement shall be perpetual.

6.2           Termination upon Breach. Either Party may terminate  this Agreement, and all rights granted and all of its obligations and liabilities hereunder, if the other Party shall at any time materially breach  this Agreement, upon written notice of default to such breaching Party. If any breach is inadvertent and reasonably curable, the breaching Party shall have a period of sixty (60) calendar days from the date of notice of default and opportunity to cure (one time only as to any default) such breaching Party's default; provided, however, that any such cure by the breaching Party shall not preclude the non-breaching Party from exercising any rights or remedies it may have hereunder by reason of the breaching Party's default.

6.3           Other Termination Rights. CELLYNX shall have the right to terminate  this Agreement forthwith by giving written notice of termination to DOLLARDEX at any time, upon or after:

(a) the involuntary filing by a third party or voluntary filing by DOLLARDEX of a petition in bankruptcy or insolvency;

(b) any adjudication that DOLLARDEX is bankrupt or insolvent;

(c) the filing by DOLLARDEX of any legal action or document seeking reorganization, readjustment or arrangement of DOLLARDEX’S business under any law relating to bankruptcy or insolvency;

(d) the appointment of a receiver for all or substantially all of the property of DOLLARDEX;

(e) the making by DOLLARDEX of any assignment for the benefit of creditors;

(f) the institution of any proceedings for the liquidation or winding up of DOLLARDEX’S business or for the termination of its corporate charter; or

(g) the attachment by or assignment to a third party of all or substantially all of the assets of DOLLARDEX.

6.4           Mutual Agreement. this Agreement may be terminated at any time by mutual written agreement of the Parties.

6.5           Effect of Termination. Upon the termination or expiration of this Agreement: (i) each Party will promptly return to the other Party or destroy all Confidential Information of the other Party in its possession or control, and will provide the other Party with a certification, signed by one of its officers, certifying the return or destruction of all such Confidential Information; (ii) DOLLARDEX will cease using the Marks and promoting and advertising the Products; and (iii) all licenses hereunder shall terminate.

ARTICLE VII

CONFIDENTIALITY.

7.1           Definition. “Confidential Information” means: (i) any non-public information of a Party, including, without limitation, any information relating to a Party’s technology, techniques, know-how, research, engineering, designs, finances, accounts, procurement requirements, manufacturing, customer lists, business forecasts, marketing plans and planned products and services, including without limitation the Technology; and (ii) any other information of a Party that is disclosed in writing and is conspicuously designated as “Confidential” at the time of disclosure or that is disclosed orally, is identified as “Confidential” at the time of disclosure, and is summarized in a writing sent by the disclosing Party to the receiving party within thirty (30) days of any such disclosure.

7.2           Exclusions. The obligations in Section 7.3 will not apply to the extent any information: (i) is or becomes generally known to the public through no fault of or breach of this Agreement by the receiving Party; (ii) was rightfully in the receiving Party’s possession at the time of disclosure, without an obligation of confidentiality; (iii) is independently developed by the receiving Party without use of the disclosing Party’s Confidential Information; or (iv) is rightfully obtained by the receiving Party from a third party without restriction on use or disclosure.

7.3           Obligations. Each party will not use the other Party’s Confidential Information, except as necessary for the performance of this Agreement, and will not disclose such Confidential Information to any third party, except to those of its employees and subcontractors that need to know such Confidential Information for the performance of this Agreement, provided that each such employee and subcontractor is subject to a written agreement that includes binding use and disclosure restrictions that are at least as protective as those set forth herein. Each Party will use all reasonable efforts to maintain the confidentiality of all of the other Party’s Confidential Information in its possession or control, but in no event less than the efforts that it ordinarily uses with respect to its own confidential information of similar nature and importance. The foregoing obligations will not restrict either Party from disclosing the other Party’s Confidential Information or the terms and conditions of this Agreement: (i) pursuant to the order or requirement of a court, administrative agency, or other governmental body, provided that the Party required to make such a disclosure gives reasonable notice to the other Party to enable it to contest such order or requirement; (ii) on a confidential basis to its legal or professional financial advisors; (iii) as required under applicable securities regulations; or (iv) on a confidential basis to present or future providers of venture capital and/or potential private investors in or acquirers of such Party. The Parties understand this Agreement will be filed with the Securities and Exchange Commission (the “SEC”) and available to the general public, subject to the redaction of specified information to the extent permitted by the SEC. The Parties agree the existence of this Agreement and DOLLARDEX’s rights hereunder are not Confidential Information.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

8.1           Authorization. Each Party represents and warrants to the other that it has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder, and that the performance of such obligations will not conflict with its charter documents or any agreements, contracts, or other arrangements to which it is a party.

8.2           Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION AND EXTENDS NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

8.3           Additional Representations. DOLLARDEX further represents, warrants and covenants that:

(a)           It is an entity duly organized, validly existing and in good standing in the jurisdiction of its formation, and has full authority to enter into this Agreement and to perform its obligations hereunder and to make all authorizations and representations specified hereunder and all necessary approvals of any board of directors, shareholders, partners, and lenders have been obtained;

(b)           It shall not permit any person or entity to use or gain access to the Technology except as expressly authorized herein, and shall protect against unauthorized usage of or access thereto and shall immediately notify CELLYNX in writing of any such unauthorized access or use;

(c)           It shall take all reasonable steps to ensure that all of its dealers, customers, employees, agents and independent contractors comply with this Agreement and do not use the Products or Technology or cause the Products or Technology to be used in a manner exceeding the License granted to the DOLLARDEX in this Agreement or in a manner that was not intended by CELLYNX;

(d)           It shall be solely responsible for any warranties provided by it to its dealer, customers, employees, agents or independent contractors with respect to the Products or use thereof;

(e)           It shall not and shall not allow its dealers, customers, employees, agents or independent contractors to use the Products and Technology in any manner that: (1) infringes upon or violates any patent, copyright, trade secret, trademark, or other Intellectual Property Right of CELLYNX or any third part; (2) violates any contractual rights of CELLYNX or any third party (3) constitutes a defamation, libel, invasion of privacy, or violation of any right of publicity or other third-party right or is threatening, harassing, malicious, vulgar, harmful or otherwise objectionable; or (4) violates any applicable international, federal, state or local law, rule, legislation, regulation or ordinance; and

(f)           It shall not and shall not allow its dealers, customers, employees, agents or independent contractors to use the Products and Technology for any illegal, obscene, offensive or immoral purpose.

8.4           Survival of Obligations. The obligations set forth in this Section 8 shall remain in effect after termination or expiration of this Agreement for a period of ten (10) years.

ARTICLE IX

INDEMNITIES

9.1           CELLYNX Indemnity. CELLYNX will defend or settle any lawsuit brought against DOLLARDEX, and only DOLLARDEX, to the extent that it is based upon a third-party claim that CELLYNX’s use of the Products or that the Technology, as provided by CELLYNX to DOLLARDEX under this Agreement, infringes any United States patent or any copyright or misappropriates any trade secret, and will pay any costs and damages made in settlement or awarded against DOLLARDEX in final judgment resulting from any such claim, provided that DOLLARDEX: (i) gives CELLYNX prompt notice of any such claim; (ii) gives CELLYNX sole control of the defense and any related settlement of any such claim; and (iii) gives CELLYNX, at CELLYNX’s expense, all reasonable information, assistance, cooperation and authority in connection with the foregoing. CELLYNX will not be bound by any settlement or compromise that DOLLARDEX enters into without CELLYNX’s express prior consent.

9.2           Injunctions. If DOLLARDEX’s or CELLYNX’s rights to use the Technology or the Products under the terms of this Agreement are or are reasonably threatened to be, or in CELLYNX’s opinion are likely to be, enjoined or fined by any government or regulatory agency, then CELLYNX may, at its sole option and expense: (i) procure for DOLLARDEX the right to continue to use and distribute such Products under the terms of this Agreement; (ii) replace or modify such Products so that it is non-infringing; or (iii) if options (i) and (ii) above cannot be reasonably accomplished, then CELLYNX may terminate DOLLARDEX’s rights and CELLYNX’s obligations hereunder with respect to such Prodcuts.

9,3           Indemnity Exclusions. CELLYNX will have no obligation under Sections 10.1 or 10.2 for any claim of infringement or misappropriation to the extent that it results from: (i) the combination, operation or use of the Products or the Technology with or in equipment, products, or processes not provided by CELLYNX; or (ii) modifications to a CELLYNX Product other than as otherwise approved by CELLYNX. The foregoing clauses (i) and (ii) are referred to collectively as “Indemnity Exclusions”.

9.4           Limitation. THE FOREGOING PROVISIONS OF THIS SECTION 9 SET FORTH CELLYNX’S SOLE AND EXCLUSIVE LIABILITY AND DOLLARDEX’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIMS OF INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS OR PROPRIETARY RIGHTS OF ANY KIND.

9.5           DOLLARDEX Indemnity. DOLLARDEX will defend or settle, indemnify and hold CELLYNX harmless from any liability, damages and expenses (including court costs and reasonable attorneys’ fees) arising out of or resulting from any third-party claim based on or otherwise attributable to: (i) DOLLARDEX’s negligence or intentional conduct; (ii) any misrepresentations made by DOLLARDEX with respect to CELLYNX or the Products; or (iii) an Indemnity Exclusion.

ARTICLE X

LIABILITY

10.1           Limitation of Liability. IN NO EVENT WILL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS TO THE OTHER PARTY THAT IN CARRYING OUT ITS OBLIGATIONS UNDER THIS AGREEMENT IT WILL NOT KNOWINGLY VIOLATE OR INFRINGE THE VALID AND ENFORCEABLE INTELLECTUAL PROPERTY RIGHTS, INCLUDING THOSE CONFERRED BY A VALID, ENFORCEABLE U.S. OR FOREIGN PATENT, COPYRIGHT, TRADEMARK, OR TRADESECRET OF ANY THIRD PARTY, NOR AID AND ABET THE OTHER PARTY IN ANY SUCH VIOLATION OR INFRINGEMENT.

10.2           Total Liability. CELLYNX’S TOTAL LIABILITY TO DOLLARDEX UNDER THIS AGREEMENT, FROM ALL CAUSES OF ACTION AND UNDER ALL THEORIES OF LIABILITY, WILL BE LIMITED TO FIVE HUNDRED THOUSAND DOLLARS ($500,000).

10.3           Basis of Bargain. The parties expressly acknowledge and agree that CELLYNX has entered into this Agreement in reliance upon the limitations of liability specified herein, which allocate the risk between CELLYNX and DOLLARDEX and form an essential basis of the bargain between the parties.

ARTICLE XI

GENERAL

11.1           Assignment. DOLLARDEX may not assign or transfer this Agreement, in whole or in part, by operation of law or otherwise, without CELLYNX’s express prior consent.

11.2           Governing Law and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of California, excluding its conflict of laws principles. The parties disclaim application of the United Nations Convention on Contracts for the International Sale of Goods. Any legal action or proceeding arising under this Agreement will be brought exclusively in the federal or state courts located in Los Angeles County, State of California and the parties hereby irrevocably consent to the personal jurisdiction and venue therein.

11.3           Compliance with Law. DOLLARDEX will have and maintain all permits and licenses required by any governmental unit or agency and will comply with all applicable laws and regulations, including United States export laws, in performing this Agreement and with respect to the Products.

11.4           Attorneys’ Fees. The prevailing party in any dispute between the parties relating to this Agreement will be entitled to recover all attorneys’ fees, costs and other expenses that it incurs in connection with such dispute.

11.5           Nonexclusive Remedy. Except as expressly set forth in this Agreement, the exercise by either party of any of its remedies under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise.

11.6           Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing, and delivered via facsimile or email or the postal service to the addresses and numbers designated below:

If to CELLYNX:

CELLYNX, INC.
Attention: Norman W. Collins
Chairman & Chief Executive Officer
25910 Acero, St. 370
Mission Viejo, CA 92691
Telephone: (949) 305-5290            (949) 305-5290
Facsimile: (661) 257-1290
Email: nwc@earthlink.net

With Copy To:

DURHAM JONES & PINEGAR, P.C.
111 EAST BROADWAY,, SUITE 900
SALT LAKE CITY, UTAH 841111
ATTN: Jeffrey M. Jones, Esq.
Telephone: 801 415 3000             801 415 3000
Facsimile: 801 415 3500
Email: JJONES@DJPLAW.COM

If to DOLLARDEX :

DOLLARDEX GROUP, CORP.
Attention: Daniel S. Bland
President and Chief Executive Officer
5535 Peregrine Way
Blain, WA 98320
Telephone: (360) 656-6395              (360) 656-6395
Facsimile: (408) 549-9903
Email: danielbland2@hotmail.com

11.7           Force Majeure. Neither Party will be responsible for any failure or delay in its performance under this Agreement (except for any payment obligations) due to causes beyond its reasonable control, including, but not limited to, labor disputes, strikes, lockouts, shortages of or inability to obtain energy, raw materials or supplies, war, terrorism, riot, or acts of God.

11.8           Relationship of the Parties. The parties are independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise or agency between the Parties. Neither Party will have the power to bind the other Party or to incur any obligations on its behalf, without the other Party’s prior consent.

11.9           Waiver. The failure by either Party to enforce any provision of  this Agreement will not constitute a waiver of future enforcement of that or any other provision.

11.10           Severability. If for any reason a court of competent jurisdiction finds any provision of  this Agreement invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible and the other provisions of  this Agreement will remain in full force and effect.

11.11           Equitable Relief. DOLLARDEX acknowledges that any breach of its obligations under  this Agreement with respect to the proprietary rights, Intellectual Property, or Confidential Information of CELLYNX will cause CELLYNX irreparable injury and significant injury for which there are inadequate remedies at law. Accordingly, CELLYNX will be entitled to obtain immediate equitable relief to enjoin any such breach, in addition to all other rights and remedies that it may have under  this Agreement, at law or otherwise.

11.12           Entire Agreement.  This Agreement, including all exhibits hereto, constitutes the complete and exclusive understanding and agreement between the Parties regarding its subject matter and supersedes all prior or contemporaneous agreements or understandings, whether written or oral, relating to its subject matter including without limitation the Prior Agreement which is hereby terminated and superseded by  this Agreement upon the Effective Date hereof. Any waiver, modification or amendment of any provision of  this Agreement will be effective only if in writing and signed by duly authorized representatives of each Party.

11.13           Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the Parties have caused  this Agreement to be executed by their duly authorized representatives as of the day and year first written above.

CELLYNX GROUP, INC.

By:  /s/ Norman W. Collins
Name: Norman W. Collins
Title: Chairman & Chief Executive Officer

DOLLARDEX GROUP CORP.

By:  /s/ Daniel S. Bland
Name: Daniel S. Bland
Title: Chief Executive Officer

EXHIBIT A

MARKS:	5BARz™
Turning Weak Spots into Sweet Spots™

Appendix “B”

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the “APA”) is entered into on the 5th day of October, 2010 (the “Effective Date”), by and between CelLynx Group, Inc., a Nevada corporation (the “Seller”), and DOLLARDEX GROUP CORP., a Panamanian corporation (the “Buyer”).  Each of the Seller and the Buyer may be referred to individually herein as a “Party” and collectively as the “Parties.”

RECITALS

A.           This Agreement provides for the acquisition by the Buyer of certain of the assets, consisting of intellectual property (described more fully below), currently owned by the Seller on the terms and conditions hereafter provided.

B.           Buyer is desirous of purchasing the intellectual property from the Seller.

C.           The Parties have entered into that certain Line of Credit Agreement (the “LOC Agreement”) of even date herewith, pursuant to which, the Buyer has agreed to fund a line of credit for the benefit of the Seller.

D.           The LOC Agreement provides that upon the funding of the initial advance under the LOC Agreement by the Buyer, Buyer shall have the right to require the Seller to sell certain assets pursuant to the terms of this APA.

E.           The Parties have negotiated the purchase and sale of the Intellectual Property, discussing various terms and conditions, and desire to create one final expression of the agreed terms of this transaction.

AGREEMENT

NOW, THEREFORE, based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefit to the parties to be derived herefrom, it is hereby agreed as follows.

1.           Sale and Purchase.  Seller hereby agrees to sell, and Buyer hereby agrees to purchase, pursuant to the terms of this Agreement, the following (collectively, the “Purchased Assets”):

1.1.           Fifty percent (50%) of the Seller’s right, title and interest for the United States and all foreign countries to use, offer for sale, and sell any and all improvements which are disclosed in the patent applications, patents, and legal equivalents thereto identified in EXHIBIT A (collectively, the “Patents”) to this Agreement, such applications, patents and all other divisional, continuing, substitute, renewal, reissue and all other applications for patent or the legal equivalent thereof which have been or may be filed in the United States and all foreign countries relating to any of such improvements; all original, reexamined and reissued patents which have been or shall be issued in the United States and all foreign countries on such improvements; and specifically including the right to file foreign applications under the provisions of any convention or treaty and claim priority based on such applications; provided, however, that the Seller retains 100% of its right to make and import under the Patents; and

1.2.           Fifty Percent (50%) of the Seller’s right, title and interest for the United States and all foreign countries to the Seller’s trademarks described in EXHIBIT B (collectively, the “Marks”) attached hereto and incorporated by reference herein.

1.3.           The Parties hereby acknowledge and agree that Seller shall not transfer the right to protect, in the United States and in all foreign countries, any and all of the Patents, Marks, and other intellectual property, but shall retain such right, and shall be entitled to protect any and all of the Patents, Marks, and other intellectual property, with all related costs and expenses of such protection to be born by Buyer.

1.4.           The Parties hereby acknowledge and agree that Seller shall not transfer the right to sue for past, present or future infringement or misappropriation of any of the Patents, Marks, or other intellectual properties, but shall retain such right, and shall be entitled to sue for past, present, or future infringement or misappropriation of any of the Patents, Marks, or other intellectual properties with all related costs and expenses of such suits to be born by Buyer.

1.5.           In connection with the Patents, Marks, and other intellectual property sold in this Section 1, the Seller and the Buyer agree to work together to make such filings with the U.S. Patent and Trademark Office and any other government or other agencies, as appropriate, to reflect the sale of the Patents, Marks, and all other intellectual property sold under this Agreement.

2.           Purchase Price.  Buyer agrees to pay to Seller the following:

2.1.           A payment of $1,500,000 (the “Purchase Price Payment”), which constitutes the full price paid for the Purchased Assets, to be paid in cash or immediately available funds as follows: (a) $200,000 which shall be credited from the advance by the Buyer to the Seller pursuant to the LOC Agreement, and which shall be paid on or before January 31, 2011; (b) $300,000 to be paid on or before January 31, 2011; (b) and $1,000,000 to be paid on or before February 28, 2011.

2.2.           In the event that the Buyer fails to pay any portion of the Purchase Price Payment when due, the Buyer shall have sixty (60) days to cure (the “Cure Period”) its default by making the missed portion of the Purchase Price Payment to the Seller.

2.3.           In the event that the Buyer fails to pay any portion of the Purchase Price Payment when due, and fails to cure such default within the Cure Period, then the Seller shall have the right, at its option, to terminate this Agreement.  If Seller terminates this Agreement pursuant to this Section 2.3, it shall provide written notice to the Buyer of such termination, at which point the Purchased Assets shall revert in full to the Seller.

2.4.           First Right to re-Acquire Territories.  The Parties hereby acknowledge and agree that during the term of this Agreement, in the event that Buyer offers to sell, or receives an offer (the “Territory Offer”) from a third party to purchase, any right to license, sublicense, or otherwise use any of the Patents, Marks, or other intellectual property with respect to all or any portion of the Territory, the Seller shall have the right (the “Seller’s First Right”) to acquire from the Buyer any such rights to be sold by the Buyer.  The Buyer shall, within five (5) business days of making or receiving any Territory Offer, provide written notification (the “Sale Notification”) to the Seller of the making or receipt of such Territory Offer, including the names of all parties involved, as well as all terms and conditions relating to such Territory Offer.  Within fifteen (15) days of the receipt of such Sale Notification from the Buyer, the Seller shall provide written notification (the “Seller’s Notification”) to the Buyer, in writing, whether the Seller intends to exercise the Seller’s First Right.  Seller and Buyer shall have a maximum of thirty (30) days to close the transaction relating to the Seller’s First Right.  In the event that the Buyer and Seller shall not close such transaction within thirty (30) days, the Seller shall be deemed to have waived its First Right with respect to that Territory Offer only, but shall retain the Seller’s First Right with respect to any remaining portion of the Territory, if any.

3.           Effective Date and Closing.  The closing under this sale shall take place upon execution of this Agreement, to be effective as of the end of business on the Effective Date (the “Closing”), when possession of the assets shall be delivered to Buyer.  At the closing, Seller shall execute and deliver to Buyer an assignment conveying title to the Purchased Assets to Buyer, subject to any reversion rights described above in Section 2.  In addition, the parties agree to execute such additional documents as shall be reasonably necessary, from time to time, to consummate the transactions contemplated by this Agreement.

4.           Representations of Seller.  In order to induce Buyer to enter into this Agreement, Seller makes the following representations and warranties to Buyer:

4.1.           Enforceability.  This Agreement and all other agreements of Seller contemplated hereby are or, upon the execution and delivery thereof will be, the valid and binding obligations of the Seller, enforceable against him in accordance with their terms.

4.2.           Ownership of Purchased Assets.  Seller is the lawful owner of all the Purchased Assets sold hereunder and has a legal right to sell the same.  The Purchased Assets are being transferred free from all liens and encumbrances, and that Seller will defend the same against the claims and demands of any and all persons.

4.3.           Intellectual Property.  Seller has delivered to Buyer correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date).  Seller is transferring any and all intellectual property and proprietary rights of any kind relating to the Purchased Assets to Buyer.

4.4.           Litigation.  Seller (i) is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge relating to the Purchased Assets or (ii) is not a party or threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before (or that could come before) any court or quasi-judicial or administrative agency of any federal, state, local, or non-U.S. jurisdiction or before (or that could come before) any arbitrator relating to the Purchased Assets.

4.5.           Product Liability.  Seller does not have any material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) arising out of any injury to individuals or property as a result of the ownership, possession, or use of the Purchased Assets.

5.           Indemnity.

5.1.           Buyer shall indemnify and hold Seller harmless from any and all claims, demands, losses, costs, obligations, and liabilities that Seller may incur or suffer as a result of Buyer’s breach of any agreement, covenant, or warranty in this Agreement.  Seller shall indemnify and hold Buyer harmless from any and all claims, demands, losses, costs, obligations, and liabilities that Buyer may incur or suffer as a result of Seller’s breach of any agreement, covenant, or warranty in this Agreement.
5.2.           Buyer shall further indemnify and hold Seller harmless from any and all liabilities, claims and causes of action to the extent arising from the sale of the Purchased Assets after the Closing.  Seller shall indemnify and hold Buyer harmless from any and all liabilities, claims and causes of action to the extent arising from the sale of the Purchased Assets prior to the Closing.
5.3.           The indemnity obligations of this Section shall include indemnity for reasonable attorney’s fees incurred.
6.           Other Covenants and Obligations.

6.1.           Transfer Taxes.  The Seller shall pay all sales taxes resulting from the sale of the Purchased Assets, if any.
7.           Miscellaneous.

7.1.           Should any party default in any of the covenants, warranties, representations or agreements herein contained, that defaulting party shall pay all costs and expenses, including a reasonable attorney’s fee, which may arise or accrue from enforcing this Agreement or in pursuing any remedy provided hereunder or by applicable law, whether such remedy is pursued by filing suit or otherwise.  This obligation of the defaulting party to pay costs and expenses includes, without limitation, all costs and expenses, including a reasonable attorney’s fee, incurred on appeal and in bankruptcy proceedings.
7.2.           Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (i) when hand delivered to the other party; (ii) when sent by facsimile to the number set forth on the signature page below if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day, or on the next business day if sent by facsimile to the number set forth on the signature page below if sent other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day; (iii) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth on the signature page below; or (iv) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth on the signature page below with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.  Notwithstanding anything to the contrary herein, notices and communications to the Buyer shall not be effective until actually received by the person identified by the Buyer to receive such notice on Buyer’s behalf.  Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication.  A party may change or supplement the addresses given on the signature page below, or designate additional addresses, for purposes of this Section 7.2 by giving the other party written notice of the new address in the manner set forth above.

7.3.           Time is of the essence in performance of any obligation hereunder.

7.4.           All negotiations, understandings, representations and preliminary agreements are merged herein.  The parties intend this document to be the final and exclusive expression of their agreement.  This Agreement may not be modified, amended or revoked unless in a writing signed by all the parties hereto.  The signature page of each counterpart may be detached from such counterpart and attached to a single document which shall for all purposes be treated as an original.  Transmittal and receipt of facsimile signatures on the signature page to this Agreement shall be binding on the parties hereto.  In the event this Agreement is signed via facsimile, each party agrees to promptly deliver to the other party the originally signed document via regular mail or overnight delivery.

7.5.           This Agreement shall be governed, interpreted and construed by the laws of the State of Utah.

7.6.           This Agreement shall apply to, inure to the benefit of and bind all parties hereto, their assigns, heirs, personal representatives and other successors.

7.7.           It is expressly agreed that the terms, covenants and conditions of this Agreement shall survive any legal act or conveyance required under this Agreement.

7.8.           The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

7.9.           Each party to this Agreement executes the Agreement on its own behalf and not as agent for any other person.

7.10.           The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event of an ambiguity or if a question of intent or interpretation arises, this Agreement shall be constructed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Agreement

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the Seller and the Buyer have caused this Asset Purchase Agreement to be duly executed effective as of the Effective Date.

BUYER: DOLLARDEX GROUP CORP., a Panama corporation By: Name: Its: SELLER: THE CELLYNX GROUP, INC., a Nevada corporation By: Name: Its:

EXHIBIT A

LIST OF PATENTS

(Patent Applications, Patents, and Legal Equivalents Thereto)

Matter No.	Title	Matter Type	Status	Serial Number
101710.0001US	Cell Phone Signal Booster	Patent-US	Pending	11/625331
101710.0001US2	Dual Cancellation Loop Wireless Repeater	Patent-US	Pending	12/106468
101710.0002US1	Wireless Repeater Management Systems	Patent-US	Pending	12/328076
101710.0001US1	Dual Loop Active and Passive Repeater Antenna Isolation Improve	Patent-US	Pending	12/425615
101710.0009PCT	Multi-Band Wireless Repeater	Patent-PCT	Pending	PCT/US09/57842
101710.0009US1	Multi-Band Wireless Repeater	Patent-US	Pending	12/235313
101710.0010US	Antenna Docking Station	Patent-US	Pending	12/625347

EXHIBIT B

TRADEMARKS

(Trademarks, Trademark Registrations and/or Applications)

MARKS:	5BARz™
Turning Weak Spots into Sweet Spots™

APPENDIX “C”

REVOLVING LINE OF CREDIT AGREEMENT

This Revolving Line of Credit Agreement (the “Agreement”) is made and entered into this 5th day of October, 2010 (the “Effective Date”), by and among DOLLARDEX Group Corp., a Panamanian corporation (the “Lender”), and CelLynx Group, Inc., a Nevada corporation (“Borrower”).

In consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1.           Line of Credit.  Lenders hereby establish for a period of twenty-four (24) months from the Effective Date (the “Maturity Date”) a revolving line of credit (the “Credit Line”) for Borrower in the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) (the “Credit Limit”) which indebtedness shall be evidenced by and repaid in accordance with the terms of one or more a promissory notes for the amount of the Credit Limit in substantially the form attached hereto as Exhibit A (each a “Promissory Note”).  All sums advanced on the Credit Line or pursuant to the terms of this Agreement (each an “Advance”) shall become part of the principal of the applicable Promissory Note.

2.           Advances.

(a)           Lender agrees to make funds available under this Credit Line on the following schedule:

(i)             $200,000 on or before January 30, 2011;

(ii)            $300,000 on or before January 30, 2011;

(iii)           $1,000,000 on or before February 28, 2011; and

(iv)           $1,000,000 on or before March 31, 2011.

(b)           Subject to subparagraph (a) above, any request for an Advance may be made from time to time and in such amounts as Borrower may choose, provided, however, any requested Advance will not, when added to the outstanding principal balance of all previous Advances, exceed the Credit Limit.  Requests for Advances must be made in writing, delivered to the Lender, by such officer of Borrower authorized by it to request such advances.  Until such time as Lender may be notified otherwise, Borrower hereby authorizes its Chairman/Chief Executive Officer to request Advances.  For each Advance, properly requested, the Lender shall advance an amount equal to the Advance amount.  The Lender may refuse to make any requested Advance if an event of default has occurred and is continuing hereunder either at the time the request is given or the date the Advance is to be made, or if an event has occurred or condition exists which, with the giving of notice or passing of time or both, would constitute an event of default hereunder as of such dates.

(c)           The Borrower and the Lender agree that upon the first advance of at least $200,000 (the “Initial Advance”), the Lender shall have the right, but not the obligation (the “Lender’s Right”) to require the Borrower to sell 50% of its intellectual property to the Lender pursuant to the terms of that Asset Purchase Agreement (the “APA”) attached hereto as Exhibit B.  In the event that the Lender exercises the Lender’s right, (i) the Lender shall receive credit toward the purchase price to be paid pursuant to the APA in the amount of the Initial Advance; (ii) the Borrower shall not be required to and shall have no obligation to repay any amount of the Initial Advance; (iii) the Borrower shall have no obligation to pay any accrued and unpaid interest on the Initial Advance; (iv) the remaining amount available under this Credit Line shall be the difference between the Credit Limit and the purchase price paid pursuant to the APA, including the credit for the amount of the Initial Advance; and (v) the Borrower shall be required to accrue and pay interest only on such amounts drawn pursuant to the Credit Line which are not applied pursuant to the APA.

(d)           In the event that pursuant to this Agreement, the Lender has decided to exercise the Lender’s right, and then, pursuant to the APA, the Lender fails to pay the full amount of the Purchase Price Payment (as defined in the APA) and the Purchased Assets (as defined in the APA) revert to the Borrower under Section 2.3 of the APA, any amount of the Purchase Price Payment paid by the Lender to the Borrower shall constitute an Advance under the Credit Line, and shall be subject to the terms of this Agreement.

3.           Interest.  All sums advanced pursuant to this Agreement shall bear interest from the date each Advance is made until paid in full at an interest rate of six percent (6%) per annum (the “Interest Rate”).  Interest will be calculated on a basis of a 360-day year and charged for the actual number of days elapsed.

Notwithstanding the foregoing, upon the occurrence of an Event of Default hereunder, the Interest Rate shall immediately increase to fifteen percent (15%), and shall continue at such rate, both before and after judgment, until the Credit Line has been repaid in full and all of Borrower’s other obligations to Lender hereunder have been fully paid and discharged.

4.           Repayment.  Subject to paragraph 2(c) above, Borrower shall pay accrued interest on the outstanding principal balance on an annual basis commencing on October 1, 2011, and continuing on each anniversary thereafter. The entire unpaid principal balance, together with any accrued interest and other unpaid charges or fees hereunder, shall be due and payable on the Maturity Date.   Payment shall be made to the Lender at such place as the Lender may, from time to time, designate in lawful money of the United States of America.  All payments received hereunder shall be applied as follows: first, to any late charge; second, to any costs or expenses incurred by Lender in collecting such payment or to any other unpaid charges or expenses due hereunder; third, to accrued interest; fourth, to principal; and fifth, the balance, if any, to such person entitled thereto; provided, however, upon occurrence of an Event of Default, a Lender may, in its discretion, change the priority of the application of payments as it deems appropriate.  Borrower may prepay principal and/or interest at any time without penalty.

5.           Conditions Precedent.  No Lender shall not be required to make any advance hereunder unless and until:

(a)           All of the documents required by such Lender, including a Promissory Note, have been duly executed and delivered to such Lender and shall be in full force and effect.

(b)           The representations and warranties contained in this Agreement are then true with the same effect as though the representations and warranties had been made at such time.  The request for an Advance by Borrower shall constitute a reaffirmation to Lender that all representations and warranties made herein remain true and correct in all material respects to the same extent as though given the time such request is made, and that all conditions precedent listed in this Paragraph 5 have been, and continue to be, satisfied in all respects as of the date such request is made.

(c)           No event of default hereunder has occurred and is continuing, and    no condition exists or event has occurred which, with the passing of time or the giving of notice or both, would constitute an event of default hereunder.

6.           Representations and Warranties.  In order to induce Lender to enter into this Agreement and to make the advances provided for herein, Borrower represents and warrants to Lenders as follows:

(a)           Borrower is a duly organized , validly existing, and in good standing under the laws of the State of Nevada with the power to own its assets and to transact business in Nevada, and in such other states where its business is conducted.

(b)           Borrower has the authority and power to execute and deliver any document required hereunder and to perform any condition or obligation imposed under the terms of such documents.

(c)           There is no action, suit, investigation, or proceeding pending or, to the knowledge of Borrower, threatened, against or affecting Borrower or any of its assets which, if adversely determined, would have a material adverse affect on the financial condition of Borrower or the operation of its business.

(d)           No information or report furnished by Borrower to Lender in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

7.           Affirmative Covenants.  So long as any sum remains unpaid hereunder, in whole or in part, Borrower covenants and agrees that except with the prior written consent of the  Lender, which consent will not be unreasonably withheld, it shall do the following:

(a)           Borrower shall furnish to Lender such financial statements as Lender may from time to time require, including but not limited to, annual audited financial statements and semi-annual unaudited financial statements.  Such financial statements will set forth Borrower’s assets, liabilities, and operating statements prepared in accordance with generally accepted accounting principles.  Such financial statements will be made available to Lender as soon as possible after the end of the appropriate periods, but no less than ninety (90) days after Borrower’s fiscal year and forty-five (45) days after the end of Borrower’s half-year.  Borrower shall furnish such additional information regarding its business affairs and financial condition as Lender may from time to time in good faith request

(b)           Borrower shall duly observe and conform to all valid requirements of any governmental authority relative to the conduct of its business, its properties, or its assets and will maintain and keep in full force and effect its corporate existence and all licenses and permits necessary to the proper conduct of its business.

(c)           Borrower shall keep proper books of records and accounts in which full, true, and correct entries will be made of all dealings or transactions relating to its business and activities.

(d)           Borrower shall (1) file all applicable federal, state, and local tax returns or other statements required to be filed in connection with its business, including those for income taxes, sales taxes, property taxes, payroll taxes, payroll withholding amounts, FICA contributions, and similar items; (2) maintain appropriate reserves for the accrual of the same; and (3) pay when due all such taxes, or sums or assessments made in connection therewith.  Provided, however, that (until distraint, foreclosure, sale, or similar proceedings have been commenced) nothing herein will require Borrower to pay any sum or assessment, the validity of which is being contested in good faith by proceedings diligently pursued and as to which adequate reserves have been made.

(e)           Borrower shall permit any person designated in writing by Lender to visit and inspect any of the corporate books and financial records of Borrower and to discuss its affairs and finances with its principal officers, all at such reasonable times and as often as Lender may in good faith request, subject o any reasonable conditions imposed by Borrower.

8.           Negative Covenants.  So long as any amounts due hereunder remain unpaid in whole or in part, Borrower covenants that except with the prior written consent of the Lender, which consent will not be unreasonably withheld, it will not do any of the following:

(a)           Borrower shall not enter into any transaction of merger or consolidation, or acquire the assets or business of a person  or other entity without the prior written consent of Lender.

(b)           Borrower will not pay compensation to its executive management in excess of salaries presently in effect, plus reasonable increases.

(c)           Borrower shall not make any loans or advances to any person or other entity other than in the normal and ordinary course of business now conducted; make any investment in securities of any person or other entity; or guarantee or otherwise become liable upon the obligations of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the normal and ordinary course of business.  This restriction will apply, without limitation, to loans to any subsidiaries of Borrower.

(d)           Borrower shall not create or permit to exist any lien, claim, or encumbrance on the assets of Borrower or any part thereof, except as may be granted to Lender.

9.           Events of Default.  An event of default (each, an “Event of Default”) will occur if any of the following events occurs:

(a)           Failure to pay any principal or interest hereunder within ten (10) days after the same becomes due.

(b)           Any representation or warranty made by Borrower in this Agreement or in connection with any borrowing or request for an advance hereunder, or in any certificate, financial statement, or other statement furnished by Borrower to Lender is untrue in any material respect at the time when made.

(c)           Default by Borrower in the observance or performance of any other covenant or agreement contained in this Agreement, other than a default constituting a separate and distinct event of default under this Paragraph 9.

(d)           Default by Borrower in the observance or performance of any other covenant or agreement contained in any other document or agreement made and given in connection with this Agreement, other than a default constituting a separate and distinct event of default under this Paragraph 9, and the continuance of the same unremedied for a period of thirty (30) days after notice thereof is given to Borrower.

(e)           Any of the documents executed and delivered in connection herewith for any reason ceases to be valid or in full force and effect or the validity or enforceability of which is challenged or disputed by any signer thereof, other than Lender.

(f)           Borrower shall default in the payment of principal or interest on any other obligation for borrowed money other than hereunder, or defaults in the payment of the deferred purchase price of property beyond the period of grace, if any, provided with respect thereto, or defaults in the performance or observance of any obligation or in any agreement relating thereto, if the effect of such default is to cause or permit the holder or holders of such obligation (or trustee on behalf of such holder or holders) to cause such obligation to become due prior to the stated maturity.

(g)           Filing by Borrower of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

(h)           Filing of an involuntary petition against Borrower in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

(i)           All or any substantial part of the property of Borrower shall be condemned, seized, or otherwise appropriated, or custody or control of such property is assumed by any governmental agency or any court of competent jurisdiction, and is retained for a period of thirty (30) days.

10.           Remedies.  Upon the occurrence of an Event of Default as defined above, the Lender may declare the entire unpaid principal balance, together with accrued interest thereon, to be immediately due and payable without presentment, demand, protest, or other notice of any kind.  Lender may suspend or terminate any obligation it may have hereunder to make additional Advances.  To the extent permitted by law, Borrower waives any rights to presentment, demand, protest, or notice of any kind in connection with this Agreement.  No failure or delay on the part of the Lender in exercising any right, power, or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.  The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided at law or in equity.  Borrower agrees to pay all costs of collection incurred by reason of the default, including court costs and reasonable attorney’s fees, whether or not the attorney is a salaried employee of Lender, including such expenses incurred before or after any legal action or Bankruptcy proceeding involving Borrower has commenced, during the pendency of such proceedings, and continuing to all such expenses in connection with any appeal to higher courts arising out of matters associated herewith.

11.           Collateral.  As security for all obligations of Borrower to Lender, Borrower hereby grants to Lender security interests in the Collateral (as defined in the Security Agreement).  The foregoing shall be evidenced by and subject to the terms of the Security Agreement in the form attached hereto as Exhibit C (the “Security Agreement”), and such other such security agreements, financing statements, pledges, collateral assignments and other documents and instruments as Lender shall reasonably require, all in form and substance satisfactory to Lender. Borrower shall reimburse Lender immediately upon demand for all costs and expenses incurred by Lender in connection with any of the foregoing security, including, without limitation, any filing fees.

12.           Notice.  Unless otherwise specifically provided herein, all notices required to be given  shall be in writing addressed to the respective party as set forth below and may be personally served, sent by facsimile transmission, or sent by overnight courier service or United States mail.  Such notices shall be deemed to have been given:  (a) if delivered in person, when delivered; (b) if sent by facsimile transmission, on the date of transmission if transmitted by 4:00 p.m. (Mission Viejo, California time) on a Banking Day or, if not, on the next succeeding Banking Day; (c) if delivered by overnight courier, one (1) Banking Day after delivery to such courier properly addressed; or (d) if by United States mail, three (3) Banking Days after depositing in the United States mail, postage prepaid and properly addressed.  Notices shall be addressed as follows:

LENDER:
DOLLARDEX GROUP CORP.
Attention: Daniel S. Bland
President and Chief Executive Officer
5535 Peregrine Way
Blain, WA 98320
Telephone: (360) 656-6395              (360) 656-6395
Facsimile: (408) 549-9903
Email: danielbland2@hotmail.com

BORROWER:
CELLYNX GROUP, INC.
Attention: Norman W. Collins
Chairman & Chief Executive Officer
25910 Acero, St. 370
Mission Viejo, CA 92691
Telephone: (949) 305-5290             (949) 305-5290      Facsimile: (661) 257-1290
Email: nwc@earthlink.net

With Copy To:

DURHAM JONES & PINEGAR, P.C.
111 EAST BROADWAY,, SUITE 900
SALT LAKE CITY, UTAH 841111
ATTN: Jeffrey M. Jones, Esq.
Telephone: 801 415 3000               801 415 3000
Facsimile: 801 415 3500
Email: JJONES@DJPLAW.COM

13.           General Provisions.  All representations and warranties made in this Agreement and the Promissory Note shall survive the execution and delivery of this Agreement and the making of any loans hereunder.  This Agreement will be binding upon and inure to the benefit of Borrower and Lender, their respective successors and assigns, except that Borrower may not assign or transfer its rights or delegate its duties hereunder without the prior written consent of Lender.  This Agreement, the Promissory Note, and all documents and instruments associated herewith will be governed by and construed and interpreted in accordance with the laws of the State of Nevada.  Time is of the essence hereof.  Lender may set off against any debt or account it owns Borrower, now existing or hereafter arising, in accordance with its rules and regulations governing deposit accounts then in existence, and for such purposes is hereby granted a security interest in all such accounts.  This Agreement will be deemed to express, embody, and supersede any previous understanding, agreements, or commitments, whether written or oral, between the parties with respect to the general subject matter hereof.  This Agreement may not be amended or modified except in writing signed by the parties.

14.           Counterparts; Facsimile Signatures.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single agreement.  The signature of a party to any counterpart shall be sufficient to legally bind such party.  Lender may remove the signature pages from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing the signatures of all parties.  Any party may effect the execution and delivery of this Agreement by signing the same and sending a copy thereof to Lender or its attorney by facsimile transmission.  Such facsimile document, including the signatures thereon, shall be treated in all respects as an original instrument bearing an original signature.  Any party sending an executed copy by facsimile transmission in the foregoing manner shall also send the original thereof to Lender within five (5) days thereafter, but failure to do so shall not invalidate or otherwise affect the legality or enforceability of the facsimile document.

15.           Waiver of Jury Trial.   BORROWER AND LENDER EACH AGREE TO WAIVE THE RIGHT TO HAVE A JURY HEAR, DETERMINE, OR MAKE ANY RECOMMENDATION WITH RESPECT TO THIS AGREEMENT, THE PROMISSORY NOTE, AND ANY CLAIMS ARISING IN CONNECTION HEREWITH OR WITH ANY OF THE FOREGOING, WHETHER SUCH CLAIMS ARE BASED ON PRINCIPLES OF STATUTORY, CONTRACT, OR TORT LAW.  THE PARTIES AGREE THAT ALL SUCH MATTERS SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THE PARTIES ACKNOWLEDGE THAT THIS WAIVER WAS A MATERIAL FACTOR IN THEIR DECISION TO ENTER INTO THIS AGREEMENT AND ENGAGE IN THE TRANSACTIONS DESCRIBED HEREIN.

16.           Entire Agreement.  This Agreement, together with the Promissory Note, and the Security Agreement, constitutes the entire understanding and agreement of the parties with respect to the general subject matter hereof; supersede all prior negotiations and agreements with respect thereto; may not be contradicted by evidence of any alleged oral agreement; and may not be amended, modified, or rescinded in any manner except by a written agreement signed by Lender which clearly and unequivocally expresses an intent to amend, modify, or rescind the same.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Revolving Line of Credit Agreement effective as of the Effective Date.

BORROWER:

CELLYNX GROUP, INC.
a Nevada corporation

By: /s/ Norman Collins
Name: Norman Collins
Its: Chief Executive Officer

LENDER:

DOLLARDEX GROUP, INC.
a Panamanian corporation

By:  /s/ Daniel Bland
Name:  Daniel Bland
Its: Chief Executive Officer

SIGNATURE PAGE
TO THE
REVOLVING LINE OF CREDIT AGREEMENT

APPENDIX D

REVOLVING LINE OF CREDIT NOTE

$2,500,000	October 5, 2010

FOR VALUE RECEIVED, CelLynx Group, Inc., a Nevada corporation (“Borrower”) promises to pay to the order DOLLARDEX Group Corp., a Panamanian corporation (“Lender”), in lawful money of the United States of America, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) or the aggregate unpaid principal amount of all advances made by Lender to Borrower pursuant to the terms of a Revolving Line of Credit Agreement (the “Loan Agreement”) of even date herewith, whichever is less, together with interest thereon from the date each advance is made until paid in full, both before and after judgment, at an interest rate of six percent (6%) (the “Interest Rate”).  Interest shall be calculated on the basis of a 360-day year using the actual number of days elapsed divided by 360.

1.           Principal Payments.  All payments of the principal amount of Lender’s Advances shall be made in lawful money of the United States of America and shall be due and payable on the date(s) determined pursuant to the Loan Agreement.

2.           Interest Rate.  Interest is payable in arrears annually, commencing October 1, 2011.  Interest will be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of three hundred sixty (360) days.  The Loan Agreement provides for the payment by Borrower of various other charges and fees, in addition to the interest charges described in the Loan Agreement, as set forth more fully in the Loan Agreement.

3.           Maturity.  The principal amount of this Note, unless accelerated in accordance with the Loan Agreement as described below, if not sooner paid, will be due and payable, together with all accrued and unpaid interest and other amounts due and unpaid under the Loan Agreement, on October 5, 2012.

4.           Prepayment.  Borrower may pre-pay the sums due under this Note, in whole or in part, at any time from time to time, without penalty or premium, subject to the requirements provided in the Loan Agreement.

5.           Default.  Upon and after the occurrence of an Event of Default (as set forth in the Loan Agreement) unless such Event of Default is waived as provided in the Loan Agreement, this Note may, at the option of Lender and without further demand, notice or legal process of any kind, be declared by Lender, and in such case shall immediately become, due and payable.

6.           Waiver.  Demand, presentment, protest and notice of non-payment and protest, notice of intention to accelerate maturity, notice of acceleration of maturity and notice of dishonor are hereby waived by Borrower.  Subject to the terms of the Loan Agreement, Lender may extend the time of payment of this Note, postpone the enforcement hereof, grant any indulgences, release any party primarily or secondarily liable hereon, or agree to any subordination of Borrower’s obligations hereunder without affecting or diminishing Lender’s right of recourse against Borrower, which right is hereby expressly reserved.

7.           Governing Law.  This Note shall be interpreted in accordance with, and the rights and liabilities of the parties hereto shall be determined and governed by, the laws of the State of Nevada.

8.           Successors and Assigns.  The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower.

9.           Notices.  All notices or other communications required or permitted to be given pursuant to this Note shall be given to Borrower or Lender at the address and in the manner provided for in the Loan Agreement.

10.           Amendment; Entire Agreement.  The terms of this Note may be amended only in writing signed by Borrower and Lender. This Note, together with the Loan Agreement, constitutes and contains the entire agreement between and among the parties regarding the subject matter hereof, and supersedes and replaces all prior agreements, promises and understandings, whether written or oral, proposed or otherwise, regarding the subject matter hereof.

11.           Construction.  Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

BORROWER: CELLYNX GROUP, INC. a Nevada corporation By:_________________________________ Name: Norman Collins Its: Chief Executive Officer

EXHIBIT B

ASSET PURCHASE AGREEMENT

EXHIBIT D

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), is dated as of October 5, 2010, by and among CelLynx Group, Inc., a Nevada corporation (“Borrower”), and DOLLARDEX Group Corp., a Panamanian corporation (the “Secured Party”).

RECITALS

A.           Pursuant to that certain Revolving Line of Credit Agreement of even date herewith, as the same may be amended, modified or supplemented from time to time (the “Loan Agreement”), the Secured Party has agreed to extend to Borrower a revolving line of credit in the maximum principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00) (the “Line of Credit”), on the terms and conditions set forth in the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Credit Agreement.

B.           The Line of Credit will be evidenced one or more Promissory Notes of even date herewith, in the maximum principal amount of the Line of Credit (as may be amended, modified or supplemented from time to, the “Notes”).

C.           As a condition to extending the Line of Credit, the Secured Party has required that Borrower grant to the Secured Party, a security interest in all assets of Borrower to secure the obligations of Borrower under the Credit Agreement, the Notes, and all other documents executed in connection therewith (collectively, the “Line of Credit Documents”).

D.           Borrower desires to grant to the Secured Party security interests in the Collateral, as defined herein, to secure all of Borrower’s obligations and undertakings to the Secured Party under the Line of Credit Documents.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, hereby agree as follows:

1.           Security Interest.  As security for the payment of all obligations and undertakings of every kind or nature whatsoever of Borrower to Secured Party, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary, related or unrelated or due or to become due, arising under the Line of Credit Documents, and any extensions, modifications, substitutions, increases and renewals thereof, and substitutions therefor; the payment of all amounts advanced by Secured Party to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement; and the payment of all expenses incurred by Secured Party in connection therewith (collectively the “Obligations”), Borrower  hereby grants to Secured Party a first priority security interest in all of the assets and property of Borrower of every kind and description, tangible or intangible, wherever located, whether now owned or hereafter acquired, including, without limitation, the assets and properties described below, (collectively, the “Collateral”):

(a)           all cash, accounts, deposit accounts (and all other property from time to time deposited therein), accounts receivable or other rights to payment, chattel paper (whether tangible or electronic), letter-of-credit rights, securities, securities entitlements, investment property, capital stock or other equity interests, whether or not evidenced by a contract, instrument, chattel paper or otherwise, and whether or not earned by performance;

(b)           all equity ownership in any other entity, and all proceeds thereof, including, without limitation:  (i) any and all shares or equity interest issued in replacement thereof; (ii) any and all shares or equity issued as a stock or equity dividend or issued in connection with any increase or decrease of capital, reclassification, merger, consolidation, sale of assets, combination of shares or interests, stock split, spin-off or split-off; (iii) any and all options, warrants, or rights, whether as an addition to, or in substitution or exchange for any of said stock or otherwise; and (iv) any and all dividends or distributions, whether payable in cash or in property, including, without limitation, stock or equity interests issued by any entity.

(c)           all general intangibles (including, without limitation, all payment intangibles), instruments (including, without limitation, promissory notes), commercial tort claims (if any), permits and licenses (but only to the extent a security interest in such is permitted by law), software, copyrights, patents and trademarks, IP licenses; trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, all registrations or recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof; and all letters patent of the United States and all reissues and extensions thereof, and all applications for letters patent of the United States;

(d)           all books, documents and records;

(e)           all contracts, contract rights, leases, undertakings, documents or other agreements, including all rights of Borrower to receive moneys due and to become due to it thereunder or in connection therewith, all rights of Borrower to damages arising out of or for breach or default in respect thereof, and all rights of Borrower to perform and to exercise all remedies thereunder;

(f)           all rights, ownership, equity or interests of any kind in and to the Real Estate, and all inventory, packing and shipping materials, all documents of title, machinery, equipment, goods, tools, furnishings, fixtures, including, without limitation, any of the foregoing now or at any time hereafter located at or installed on the land or in the improvements at any of the Real Estate owned or leased (in whole or in part) by Borrower, and all such goods after they have been severed and removed from any Real Estate; and

(g)           all (i) proceeds (including insurance proceeds), products, substitutions and replacements of the above described Collateral, (ii) additions, improvements and accessions to and documents covering the above-described Collateral, (iii) claims against third parties arising out of damage, destruction, or decrease in value of the above-described Collateral, and (iv) rents revenues, issues, profits, and proceeds arising from the sale, lease, license, encumbrance, collection or any other disposition, whether voluntary or involuntary, of the above-described Collateral.

2.           Financing Statements.  Borrower hereby authorizes Secured Party to file at any time and from time to time any financing statements describing the Collateral, and Borrower shall execute and deliver to Secured Party, and Borrower hereby authorizes Secured Party to file (with or without Borrower’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, in form reasonably satisfactory to Secured Party, as Secured Party may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Collateral and to accomplish the purposes of this Agreement.  Without limiting the generality of the foregoing, Borrower ratifies and authorizes the filing by Secured Party of any financing statements filed prior to the date hereof.  Borrower will cooperate with Secured Party in obtaining control (as defined in the UCC) of Collateral consisting of deposit accounts, investment property, letter-of-credit rights and electronic chatter paper.  Borrower will join with Secured Party in notifying any third party who has possession of any Collateral of Secured Party’s security interest therein and obtaining an acknowledgment from the third party that is holding the Collateral for the benefit of Secured Party.

3.           Representations and Warranties.  Borrower represents and warrants to Secured Party that:

(a)           Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite company power and authority to carry on its business as now conducted and as proposed to be conducted.  Borrower is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b)           The execution, delivery and performance by Borrower of this Agreement have been duly authorized by all necessary action of Borrower, and this Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)           The security interest granted pursuant to this Agreement will (i) constitute a valid and continuing perfected security interest in favor of Secured Party in the Collateral for which perfection is governed by the UCC, and (ii) be prior in priority to all other liens on the Collateral.

(d)           No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by Borrower of this Agreement, except for any filings necessary to perfect any liens on the Collateral.

4.           Covenants.  So long as any of the Obligations remain unsatisfied, Borrower agrees that:

(a)           Borrower shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

(b)           Borrower shall comply in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

(c)           Borrower shall give prompt written notice to Secured Party (and in any event not later than thirty (30) days following any change described below in this Section 4(c)) of:  (i) any change in the location of Borrower’s chief executive office or principal place of business; (ii) any change in its name; (iii) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; (iv) any change in its registration as an organization (or any new such registration); or (v) any change in its jurisdiction of organization; provided that Borrower shall not locate any Collateral outside of the United States nor shall Borrower change its jurisdiction of organization to a jurisdiction outside of the United States.

(d)           Borrower shall appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or Secured Party’s right or interest in, the Collateral, and shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

(e)           Borrower shall pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it with respect to the Collateral prior to the date on which penalties attach thereto, except to the extent such taxes, fees, assessments or governmental charges or levies are being contested in good faith by appropriate proceedings.

(f)           Borrower shall maintain and preserve its legal existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of the Collateral.

(g)           Except as otherwise specifically permitted herein, Borrower shall not surrender or lose possession of (other than to Secured Party or as otherwise contemplated in the Loan Agreement), sell, or otherwise dispose of or transfer any of the Collateral or any right or interest therein.

(h)           Borrower shall keep the Collateral free of all liens except as agreed to by Secured Party in writing.

5.           Borrower’s Rights in Collateral.

(a)           The parties agree that the grant of a security interest in the Collateral to Secured Party hereunder is intended solely for the purpose of securing the Obligations.  Accordingly, prior to the occurrence of an Event of Default and the exercise of rights and remedies afforded Secured Party as a result of such Event of Default, and to the extent not inconsistent with the terms of this Agreement, Borrower will be entitled to exercise rights as the owner of the Collateral and will be entitled to receive and retain, any cash proceeds therefrom and to exercise any other rights appurtenant to the ownership of the Collateral; provided, however, Borrower shall not have the right to sell or transfer the Collateral outside Borrower’s ordinary course of business or, if outside the ordinary course of business, without Secured Party’s prior written consent.  Secured Party in its sole discretion, may terminate and revoke the rights of Borrower described in the foregoing sentence upon any Event of Default.  Any attempted sale or transfer of the Collateral not in accordance with provisions of this Section 5(a) shall be void and of no force or effect.

(b)           After an Event of Default, all rights of Borrower to exercise the voting and other contractual rights which it would otherwise be entitled to exercise pursuant to this Section 5 and to receive and retain cash proceeds from the Collateral which it would otherwise be authorized to receive and retain under this Section 5 will cease.

6.           Authorization; Secured Party Appointed Attorney in-Fact.  Secured Party shall have the right to, in the name of Borrower, or in the name of Secured Party or otherwise, upon notice to but without the requirement of assent by Borrower, and Borrower hereby constitutes and appoints Secured Party (and any of Secured Party’s officers, employees or agents designated by Secured Party) as Borrower’s true and lawful attorney-in-fact, with full power and authority to: (a) sign and file any of the financing statements and other documents and instruments which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of Secured Party’s security interest in the Collateral (including any notices to or agreements with any securities intermediary); (b) assert, adjust, sue for, compromise or release any claims under any policies of insurance; and (c) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Borrower, which Secured Party may deem reasonably necessary or advisable to maintain, protect, realize upon and preserve the Collateral and Secured Party’s security interest therein and to accomplish the purposes of this Agreement.  Secured Party agrees that, except upon and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to Secured Party, pursuant to items (b) and (c) above.  The foregoing power of attorney is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full.  Borrower hereby ratifies, to the extent permitted by law, all that Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 6.

7.           Events of Default.  Any of the following events which shall occur and be continuing shall constitute an “Event of Default”:

(a)           Borrower shall fail to pay when due any amount payable hereunder or under the Line of Credit Documents or in respect of the Obligations.

(b)           Any representation or warranty by Borrower under or in connection with this Agreement or the Line of Credit Documents shall prove to have been false or incorrect in any material respect when made or deemed made.

(c)           Borrower shall fail to perform or observe in any other term, covenant or agreement contained in this Agreement or the Line of Credit Documents on its part to be performed or observed, or any “Event of Default” as defined in the Loan Agreement.

(d)           Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of itself or any part of its property, (ii) become subject to the appointment of a receiver, trustee, custodian or liquidator for itself or any part of its property, (iii) make an assignment for the benefit of creditors, (iv) be adjudicated as bankrupt or insolvent, (v) admit in writing its inability to, or shall fail generally or be generally unable to, pay its debts as such debts become due, (vi) institute any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or file a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law, or file an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, or (vi) become subject to any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or have an order for relief entered against it in any proceeding under the United States Bankruptcy Code;

(e)           Borrower shall liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution) or take any action to authorize any of such actions or events.

(f)           Any levy upon, seizure or attachment of any of the Collateral that shall not have been rescinded or withdrawn.

(g)           Borrower shall assert that this Agreement is invalid or unenforceable, in whole or in part, or Secured Party shall cease to have a perfected first priority security interest in any of the Collateral owned of record or beneficially by Borrower.

8.           Remedies.

(a)           Upon the occurrence and continuance of any Event of Default, Secured Party shall have, in addition to all other rights and remedies granted to it in this Agreement, the Line of Credit Documents, all rights and remedies of a Secured Party under the UCC and other applicable laws.  Without limiting the generality of the foregoing, Secured Party may sell, assign, transfer or otherwise dispose of any or all of the Collateral at public or private sale, by one or more contracts, in one or more portions, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as Secured Party deems advisable; provided, however, that Borrower shall be credited with the net proceeds of sale only when such proceeds are finally collected by Secured Party.  Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Borrower hereby releases, to the extent permitted by law.  Secured Party shall give Borrower such notice of any private or public sales as may be required by the UCC or other applicable law.

(b)           Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them, and Secured Party may release, modify or waive any collateral provided by any other Person to secure any of the Obligations, all without affecting Secured Party’s rights against Borrower.  Borrower hereby waives any right it may have to require Secured Party to pursue any third Person for any of the Obligations.  Secured Party may sell the Collateral without giving any warranties as to the Collateral.  Secured Party may specifically disclaim any warranties of title or the like.  If Secured Party sells any of the Collateral upon credit, Borrower will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Borrower shall be credited with the proceeds of the sale.

(c)           The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the costs and expenses of Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Collateral, and to the payment of all other amounts payable to the Secured Party pursuant to Section 10(k) hereof; and second, to the payment of the Obligations.  Any surplus thereof, which exists after payment and performance in full of the Obligations, shall be promptly paid over to Borrower or otherwise disposed of in accordance with the UCC or other applicable law.

9.           Consent and Waivers.

(a)           Borrower agrees that at any time and from time to time, without notice to or the consent of Borrower, without incurring responsibility to Borrower, and without impairing or releasing the security interests provided for herein or otherwise impairing the rights of Secured Party hereunder, all as Secured Party may deem advisable: (i) Secured Party may discharge or release, in whole or in part, Borrower or any other person liable for the payment and performance of all or any part of the Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Obligations, nor shall Secured Party be liable to Borrower for any failure to collect or enforce payment of the Obligations or to realize on any other collateral therefor; (ii)  Secured Party may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; and (iii) Secured Party may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege granted by this Agreement or the Line of Credit Documents or other security document or agreement, or otherwise available to Secured Party, with respect to the Obligations, any of the Collateral or other security for any or all of the Obligations.

(b)           All rights of Secured Party hereunder, and the obligations of Borrower hereunder and the lien created hereby, shall remain in full force and effect without regard to, and shall not be impaired or affected by, (i) any insolvency or bankruptcy, liquidation, winding up or dissolution of Borrower or any other Person; (ii) any limitation, discharge, or cessation of the liability of Borrower or any other Person for any Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Obligations; (iii) any assignment or other transfer, in whole or in part, of Secured Party’s interests in and rights hereunder or in respect of the Line of Credit Documents; (iv) any claim, defense, counterclaim or setoff, other than that of prior performance, that Borrower or any other Person may have or assert; or (v) Secured Party’s vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy or insolvency case related to the Obligations.

10.           Miscellaneous.

(a)           Governing Law.  This Agreement shall be governed in all respects by the laws of the State of Nevada as applied to agreements between residents thereof to be performed entirely therein, except to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than Nevada, in which case, the laws of such other jurisdiction shall govern.

(b)           Waiver of Jury Trial.  EACH PARTY HERETO HEREBY ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(c)           Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the matters set forth herein and supersedes any prior agreements, commitments, discussions and understandings, oral or written, with respect thereto.

(d)           Successors and Assigns.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by Borrower, Secured Party and its respective successors and assigns.  Neither party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of the other party.

(e)           Amendment.  Any term of this Agreement may be amended and the observance of any term Agreement may be waived only with the written consent of Borrower and Secured Party.

(f)           No Waiver.  No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

(g)           Notice.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be made in accordance with the Loan Agreement.

(h)           No Third-Party Beneficiaries.  The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective successors and permitted assigns, and the parties do not intend to confer third-party beneficiary rights upon any other person.

(i)           Construction.  The construction of this Agreement shall not take into consideration the party who drafted or whose representative drafted any portion of this Agreement, and no canon of construction shall be applied that resolves ambiguities against the draft of the documents.

(j)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(k)           Costs and Expenses.  Borrower hereby agrees to pay on demand all costs and expenses of the Secured Party and fees and disbursements of counsel in connection with the enforcement, or preservation of any rights under, this Agreement, and the Line of Credit Documents, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral.

(l)           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement.

(m)           Termination.  Upon payment and performance in full of all Obligations, the security interest created under this Agreement shall terminate and Secured Party shall promptly execute and deliver to Borrower such documents and instruments reasonably requested by Borrower as shall be necessary to evidence termination of all security interests given by Borrower to Secured Party hereunder.

 [SIGNATURE TO FOLLOW]

=

IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first above written.

BORROWER:

CELLYNX GROUP, INC.
a Nevada corporation

By:  /s/ Norman Collins
Name: Norman Collins
Its: Chief Executive Officer

SECURED PARTY:

DOLLARDEX GROUP CORP.
a Panamanian corporation

By: /s/ Daniel Bland
Name:  Daniel Bland
Its: Chief Executive Officer

APPENDIX E

MASTER GLOBAL MARKETING AND DISTRIBUTION AGREEMENT

This  Master Global Marketing and Distribution Agreement (together with the Exhibits, Schedules and Attachments hereto, if any, therein referred to as the “Agreement”) is made as of the 5th day of October, 2010, by and between Cellynx Group, Inc., a Nevada corporation and its affiliates and subsidiaries hereinafter referred to as (“CELLYNX”) and 5Barz International Inc., a Nevada corporation, hereinafter referred to as (“5BARZ”). CELLYNX and 5BARZ are sometimes referred to herein as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, CELLYNX is engaged in the development, production, assembly, marketing and licensing of certain proprietary amplification devices for wireless products, principally the 5BARz™ and related accessories and line of products.

WHEREAS, 5BARZ proposes to establish a distribution network of CELLYNX’s line of products worldwide and has the necessary ability to locate, train, and assist national and international dealers in the promotion, marketing and sales of the 5BARz™ and related accessories and its line of products, and to provide other related services to CELLYNX in connection therewith.

WHEREAS, CELLYNX and DOLLARDEX had previously entered into a certain Joint Venture Agreement pursuant to which CELLYNX granted to DOLLARDEX and certain JV Companies (as defined therein) exclusive distribution rights of 5BARZ’s products in a designated territories (the “JV Agreement”), which JV Agreement was terminated pursuant to an agreement made on July 22, 2008 (the “July Agreement”).

WHEREAS, on April 21, 2010, CELLYNX and DOLLARDEX entered into a Master Global Marketing and Distribution Agreement ,which amended the July Agreement, and which was subsequently amended as of June 14, 2010, and July 15, 2010 (collectively, the “Original MGMD Agreement”) .

WHEREAS, THE PARTIES, now desire to terminate all prior agreements in favor of this Agreement dated as referred to above.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

           For the purposes of this Agreement, the following terms shall, unless the context otherwise requires, have the meaning set forth below:

1.1           “Cost” shall mean the lowest purchase price that CELLYNX is able to negotiate for the manufacture of the product.

1.2            “Customer” shall mean any reseller (whether wholesaler or retailer) or end user of the Products in the Territory.

1.3           “Dealer(s)” shall mean distributors and agents of the Products, as appointed by 5BARZ and accepted by CELLYNX, in the Territory.

1.4           "Intellectual Property Rights" means the collective intellectual property rights now held or hereafter created or acquired by a party, whether arising under the laws of the United States or any other state, country or jurisdiction, for (i) all classes or types of patents, utility models, utility patents and design patents (including, without limitation, originals, divisions, continuations, continuations-in-part, extensions, renewals or reissues), patent applications and disclosures for these classes or types of patent rights in all countries of the world (collectively "Patent Rights"); (ii) all copyrights in both published works and unpublished works, software, all registrations and applications therefor and all moral rights in such works (collectively "Copyrights"); (iii) all trade names, logos, common law trademarks and service marks, trademark, and service mark registrations, related goodwill and applications therefore throughout the world identified on Exhibit A hereto (collectively, the “Marks”); (iv) all know-how, trade secrets, inventions, other confidential information, customer lists, software, technical data or specifications, testing methods, business or financial information, research and development activities, product and marketing plans, customer and supplies information, process technology, plans, drawings, and blue prints (collectively "Trade Secrets"); and (v) all rights (contractual or otherwise) to prevent disclosure or use of confidential information, and any other similar form of intellectual property or proprietary rights, statutory or otherwise, whether registrable or not and shall include applications thereto.

1.5           “Net Earnings” shall mean the total net earnings, as defined under U.S. generally accepted accounting principles, before taxes, of 5BARZ from sales, licensing and other income relating directly or indirectly to the Products in the Territory.

1.6           “Products” shall mean The Road Warrior, The @Home unit and any other product using the 5BARz™ Trademark including all related accessories, if any, and any and all future products of CELLYNX.

1.7           “Territory” or “Territories” shall mean all countries worldwide including the U.S.

ARTICLE I

TERMS AND CONDITIONS

2.1           Termination of Prior Agreement. The Prior JV Agreement has been terminated. Additionally, this Agreement will terminate the Original MGMD Agreement upon the full execution of this Agreement. Neither Party shall remain liable for any monies owed by it to the other Party under the Prior Agreements, unless specifically provided for herein.

2.2           Exclusive Appointment. Subject to 5BARZ compliance with the terms and conditions of this Agreement and subject to any limitations in this Agreement, CELLYNX appoints 5BARZ, and 5BARZ accepts such appointment, as the independent, exclusive distributor of the Products in the Territory. Subject to 5BARZ’s compliance with the terms and conditions of this Agreement, during the term of  this Agreement, CELLYNX will not appoint another distributor of the Products in the Territory.  Any previous Distributorships that had previously been appointed by CELLYNX will be renegotiated by CELLYNX and such distributors so as to place such distributors as sub-distributors under 5BARZ..

2.3           Distribution. 5BARZ will (a) sell and distribute the Products directly to Customers in the Territory, or (b) sell and distribute the Products to Dealers throughout the Territory for resale by such Dealers.

2.3           License Restrictions. 5BARZ may not market the Products under any other mark, and may not modify the Marks in any manner. All rights not expressly granted hereunder are reserved to CELLYNX. The processes, know-how, and related material proprietary to CELLYNX necessary to manufacture the Products (the “Technology”) and all Intellectual Property Rights therein are and will remain the sole and exclusive property of CELLYNX.

ARTICLE III

OBLIGATIONS OF THE PARTIES

3.1           Dealers Network. 5BARZ will develop a network of Dealers in the Territory for the introduction, sale, maintenance, and distribution of the Products in the Territory. 5BARZ shall insure that any and all subsequent distribution agreements with its Dealers shall be subject to the terms and conditions of  this Agreement.

3.2           Pre-Approval of Dealers, Budgets and Business Plans. CELLYNX shall have the right to pre-approve any Dealer introduced by 5BARZ and the budgets and business plans of such Dealers, which approvals shall not be unreasonably withheld. The Parties agree that, not excluding other reasonable criteria for non-approval, if any one or more of the following factors are present, the potential Dealer shall deemed to be unacceptable to CELLYNX unless specifically agreed to otherwise by CELLYNX:

(i) The potential Dealer has committed a felony or a substantially similar crime, whether or not in the Territory;

(ii) The potential Dealer has been or is currently subject to regulatory investigation;

(iii) The potential Dealer has filed for bankruptcy or its equivalent in its Territory; or

(iv) The potential Dealer does not have the financial ability to achieve the marketing objectives contemplated by the Parties.

3.3           Promotion. 5BARZ will promote and advertise the Products in accordance with CELLYNX’s reasonable policies, as announced from time to time. 5BARZ will obtain CELLYNX’s prior approval of any promotional or advertising material relating to the Products that are not expressly authorized be CELLYNX’s policies before publishing or distributing such materials. If CELLYNX determines in its reasonable judgment that any Products or advertising or promotional materials used or planned by 5BARZ may be or are directly or indirectly injurious or prejudicial to the Marks or the rights thereto of CELLYNX, then upon notice from CELLYNX, 5BARZ shall promptly cease or cause the cessation of such activity.

3.4           5BARZ Personnel. 5BARZ will maintain sufficient technical and sales personnel having the knowledge and skills necessary to: (i) inform customers about the features and capabilities of the Products and, to the extent necessary, competitive products; (ii) service and support the Products in accordance with 5BARZ’s obligations under this Agreement; and (iii) otherwise perform its obligations under this Agreement. 5BARZ will, at its expense, comply with CELLYNX’s minimum training requirements for distributors of the Products.

3.5           Support. 5BARZ will provide prompt and comprehensive pre-sales and post-sales support services, at its own cost, for the Products to 5BARZ’s Dealers and Customers in the Territory. CELLYNX will maintain sufficient technical and sales personnel to provide such support service to 5BARZ and its Dealers and Customers as reasonably necessary.

3.6           Drop Shipment. CELLYNX will drop ship the Products to 5BARZ’s designated HUBs or such other location at the election of 5BARZ. All costs related to such drop shipment are to be borne by 5BARZ or by the HUB or such other third party as separately agreed to between 5BARZ and the HUB or such third party. 5BARZ may establish such HUBs or other drop shipment locations with the written consent of CELLYNX which shall not be unreasonably withheld. The risk of loss or damages to destruction of the Products shall be borne by 5BARZ. For purposes of clarification the Parties acknowledge that the drop shipment costs to be borne by 5BARZ as provided for in this Section 3.6, shall be in addition to, apart from, and not counted as against, any other fee or monies to be paid by 5BARZ including without limitation the those provided for under Section 3.15 to this Agreement.

3.7           Facilities. 5BARZ shall provide office facilities in the Territory to be used as training facilities by Dealers as 5BARZ deems necessary to meet its obligations.

3.8           Packaging. 5BARZ will distribute the Products unmodified and with all packaging and proprietary rights statements intact, and any changes to such packaging or marking shall require CELLYNX’s pre-approval. 5BARZ shall translate and provide all packaging material and related literature, including without limitation any CELLYNX users guides into the applicable language(s) in the Territory with all costs associated therewith to be borne by 5BARZ.

3.9           Business Conduct. 5BARZ will: (i) conduct business in a manner that reflects favorably at all times on the Products and the good name, goodwill and reputation of CELLYNX; (ii) make no false or misleading representations or advertisements with regard to CELLYNX or the Products; and (iii) make no representations, warranties or guarantees to customers or to the trade with respect to the specifications, features or capabilities of the Products that are inconsistent with the literature distributed by CELLYNX.

3.10           Inventory. 5BARZ will maintain an inventory of the Products sufficient to meet the needs of its Customers on a timely basis, but, in any event, at least an inventory sufficient to meet 5BARZ’s reasonably anticipated demands for any thirty (30) day period.

3.11           Competition. 5BARZ shall not, and shall ensure that its Dealers shall not, sell, contract to sell, arrange for the sell, or otherwise acquire any interest either directly or indirectly in any products that compete with the Products unless agreed to in writing by both Parties.

3.12           Maintenance of Regulatory Approvals, Licenses, Certifications and CE Mark.

(i)           5BARZ shall be fully responsible for obtaining all necessary certification and registration for the sale of the Products in the Territory. 5BARZ will be solely responsible for maintaining all obligations required as part of any regulatory approvals, licenses, ISO certifications and CE Markings issued under CELLYNX’s name. All such efforts shall be undertaken at 5BARZ’s cost. 5BARZ shall also maintain in good standing all necessary regulatory approvals, licenses, ISO certifications and CE Markings issued under CELLYNX’s name.

(ii)           5BARZ shall be fully responsible for obtaining all necessary certification and registration for 5BARZ to sell Products. 5BARZ will be solely responsible for maintaining all obligations required as part of any regulatory approvals, licenses, ISO certifications and CE Markings issued under CELLYNX’s name. All such efforts shall be undertaken at 5BARZ’s cost. 5BARZ shall also maintain in good standing all necessary regulatory approvals, licenses, ISO certifications and CE Markings issued under CELLYNX’s name and will notify the issuing parties and/or governmental agencies in each country where such regulatory approvals, licenses, ISO certifications and CE Markings have been issued or are to be issued under CELLYNX’s name.

(iii)           5BARZ will be solely responsible for ensuring its activities in the promotion, marketing, sales and distribution of Products is conducted in compliance with all regulations applicable to 5BARZ in each country where such activities take place. CELLYNX commits to ensure that all regulatory approvals, licenses, ISO certifications and CE Markings of the Products are properly maintained or obtained, as applicable, such that there is no impairment of the good name and goodwill of CELLYNX.

(iv)           Upon termination of this Agreement for any reason, 5BARZ, at the request of CELLYNX, will use commercially reasonable efforts to transfer any and all regulatory or governmental certifications or approvals pertaining to Products to CELLYNX. CELLYNX shall reimburse 5BARZ for all reasonable and actual costs incurred by 5BARZ related to any and all regulatory or governmental certifications or approvals pertaining to the Products, if obtaining such certifications or approvals had been approved by CELLYNX in writing prior to being obtained.

3.13           Invoices, Collections, and Taxes. 5BARZ shall render all invoices directly to Dealers or Customers. Invoice payment shall be made directly to 5BARZ. It is expressly understood by the Parties that full responsibility for all collections rests with 5BARZ. CELLYNX shall have no obligation to pay any taxes on the sale of the Products in the Territory and 5BARZ agrees to indemnify and reimburse CELLYNX for any such taxes imposed on CELLYNX by any governmental entity with respect to the sale of the Products in the Territory.

3.14           Insurance. 5BARZ agrees to procure and to maintain general comprehensive liability insurance covering each occurrence of bodily injury and property damage in the amount of not less than $1,000,000 per occurrence, $2,000,000 aggregate coverage, with endorsements for product and completed operations, blanket contractual liability, and vendor’s liability. 5BARZ agrees to furnish upon request by CELLYNX a certificate of insurance indicating coverage in the required amounts and stating that the insurer shall endeavor to give CELLYNX written notice at least thirty (30) days prior to any cancellation, non-renewal, or material change in coverage. CELLYNX must be named as an additional insured or loss payee.

3.15           Cost of Product. CELLYNX shall sell the Products to 5BARZ at Cost or permit 5BARZ to purchase directly from its Manufacturer. The sale of the Products shall be pursuant to terms satisfactory to both Parties.

3.16           Development of Business Plan. Prior to or concurrently with 5BARZ entering into distribution agreements with a Dealer or direct sell of the Products to Customers in a given Territory, CELLYNX and 5BARZ will work together to develop a business plan and budget for 5BARZ and Dealers to include a marketing plan and budget for deployment of the distribution and marketing of the Products in the specific Territory. CELLYNX shall have approval rights of the business plan and budget including without limitation marketing and distribution channels which approvals shall not be unre3asonably withheld. 5BARZ shall conduct business substantially in accordance with the terms of the business plan and budget, and shall exercise maximum efforts to insure that is Dealers conduct business substantially in accordance wit the terns of the business plan and budget. Notwithstanding Section 4.3 to this Agreement (Business Plan Progress Report), 5BARZ shall notify CELLYNX as soon as practicable after it becomes aware of any deviation by it or its Dealers from the terms of the business plan and budget. CELLYNX and 5BARZ shall use best efforts to work together to have open lines of communication and coordination between CELLYNX and 5BARZ to develop the business plan and budget and its deployment in order to maximize sales and sales opportunities in the Territory.

3.17           Reference to Sale. Notwithstanding anything to the contrary, any all references in this Agreement to “sale” of the Products are subject to Terms set by the manufacturer of the Product.

ARTICLE IV

RECORDS AND REPORTS.

4.1           Reports. Commencing with the calendar quarter in which 5BARZ commences distribution, and within forty five (45) days after the end of each calendar quarter thereafter, 5BARZ will provide CELLYNX with a written report that includes: (i) 5BARZ’s net sales and shipments of each CELLYNX Product for that calendar quarter, by dollar volume and number of units, both in the aggregate and for such categories as CELLYNX may designate from time to time; (ii) 5BARZ’s current inventory levels of the Products, both in the aggregate and by CELLYNX Product; and (iii) any other information reasonably requested by CELLYNX pertaining to this Agreement. 5BARZ’s report will comply in form and substance with CELLYNX’s reporting requirements, as they are reasonably determined by CELLYNX and communicated to 5BARZ from time to time.

4.2           Audited Financials. 5BARZ shall provide CELLYNX with (a) annual audited financial statements to be audited by a recognized international auditing firm prepared in accordance with U.S. GAAP and procedures to be delivered to CELLYNX no later than 90 days after the end of its fiscal year, and (b) quarterly unaudited financial statement to be reviewed by its auditors and prepared in accordance with the same standard under which auditors are required to review Quarterly Reports on Form 10-Q as filed with the U.S. Securities and Exchange Commission and to be delivered to CELLYNX no later than 45 days of the end of each quarter period.

4.3           Business Plan Progress Reports. 5BARZ shall provide CELLYNX with a report on the progress and status of the implementation of the business plan as described under Section 3.16. The report should include detailed description of the steps taken and progress made to develop the distribution and marketing goals. The report shall be submitted to CELLYNX no later than 45 days of the end of each quarter period.

4.4           Notification. 5BARZ will promptly notify CELLYNX of any: (i) claim or proceeding involving the Products; or (ii) claimed or suspected CELLYNX defective Product.

4.5           Records. During the term of this Agreement and for a period of three (3) years after any termination or expiration thereof, 5BARZ will maintain complete and accurate books, records and accounts relating to the distribution of the Products, and will permit CELLYNX’s authorized representatives to examine them on reasonable prior notice.

ARTICLE V

COMPENSATION

5. 1

(a)
As consideration for the licenses granted by CELLYNX to 5BARZ herein, 5BARZ shall pay to CELLYNX a fee (the “Marketing and Distribution Fee”) amounting to 50% of 5BARZ;s Net Earnings (as defined above). The Marketing and Distribution Fee will be paid on a quarterly basis, payable in cash or immediately available funds and shall be due and payable not later than 45 days following the end of each calendar quarter of the year. CelLynx will have the right to audit the books and records of 5BARZ to insure that the 5BARZ’s obligations to make the Marketing and Distribution Fee are being met.

(b)
In the event that the Buyer fails to pay any Marketing and Distribution Fee when due, simple interest shall accrue on such unpaid Marketing and Distribution Fee at a rate of six percent (6%) (the “Default Interest”), and shall continue to accrue until such unpaid Marketing and Distribution Fee, plus any accrued interest, is paid in full to the Seller.

ARTICLE VI

TERM AND TERMINATION

6.1           Term. Unless terminated pursuant to the terms hereof, this Agreement shall be perpetual.

6.2           Termination upon Breach. Either Party may terminate  this Agreement, and all rights granted and all of its obligations and liabilities hereunder, if the other Party shall at any time materially breach  this Agreement, upon written notice of default to such breaching Party. If any breach is inadvertent and reasonably curable, the breaching Party shall have a period of sixty (60) calendar days from the date of notice of default and opportunity to cure (one time only as to any default) such breaching Party's default; provided, however, that any such cure by the breaching Party shall not preclude the non-breaching Party from exercising any rights or remedies it may have hereunder by reason of the breaching Party's default.

6.3           Other Termination Rights. CELLYNX shall have the right to terminate  this Agreement forthwith by giving written notice of termination to 5BARZ at any time, upon or after:

(a) the involuntary filing by a third party or voluntary filing by 5BARZ of a petition in bankruptcy or insolvency;

(b) any adjudication that 5BARZ is bankrupt or insolvent;

(c) the filing by 5BARZ of any legal action or document seeking reorganization, readjustment or arrangement of 5BARZ’S business under any law relating to bankruptcy or insolvency;

(d) the appointment of a receiver for all or substantially all of the property of 5BARZ;

(e) the making by 5BARZ of any assignment for the benefit of creditors;

(f) the institution of any proceedings for the liquidation or winding up of 5BARZ’S business or for the termination of its corporate charter; or

(g) the attachment by or assignment to a third party of all or substantially all of the assets of 5BARZ.

6.4           Mutual Agreement. this Agreement may be terminated at any time by mutual written agreement of the Parties.

6.5           Effect of Termination. Upon the termination or expiration of this Agreement: (i) each Party will promptly return to the other Party or destroy all Confidential Information of the other Party in its possession or control, and will provide the other Party with a certification, signed by one of its officers, certifying the return or destruction of all such Confidential Information; (ii) 5BARZ will cease using the Marks and promoting and advertising the Products; and (iii) all licenses hereunder shall terminate.

ARTICLE VII

CONFIDENTIALITY.

7.1           Definition. “Confidential Information” means: (i) any non-public information of a Party, including, without limitation, any information relating to a Party’s technology, techniques, know-how, research, engineering, designs, finances, accounts, procurement requirements, manufacturing, customer lists, business forecasts, marketing plans and planned products and services, including without limitation the Technology; and (ii) any other information of a Party that is disclosed in writing and is conspicuously designated as “Confidential” at the time of disclosure or that is disclosed orally, is identified as “Confidential” at the time of disclosure, and is summarized in a writing sent by the disclosing Party to the receiving party within thirty (30) days of any such disclosure.

7.2           Exclusions. The obligations in Section 7.3 will not apply to the extent any information: (i) is or becomes generally known to the public through no fault of or breach of this Agreement by the receiving Party; (ii) was rightfully in the receiving Party’s possession at the time of disclosure, without an obligation of confidentiality; (iii) is independently developed by the receiving Party without use of the disclosing Party’s Confidential Information; or (iv) is rightfully obtained by the receiving Party from a third party without restriction on use or disclosure.

7.3           Obligations. Each party will not use the other Party’s Confidential Information, except as necessary for the performance of this Agreement, and will not disclose such Confidential Information to any third party, except to those of its employees and subcontractors that need to know such Confidential Information for the performance of this Agreement, provided that each such employee and subcontractor is subject to a written agreement that includes binding use and disclosure restrictions that are at least as protective as those set forth herein. Each Party will use all reasonable efforts to maintain the confidentiality of all of the other Party’s Confidential Information in its possession or control, but in no event less than the efforts that it ordinarily uses with respect to its own confidential information of similar nature and importance. The foregoing obligations will not restrict either Party from disclosing the other Party’s Confidential Information or the terms and conditions of this Agreement: (i) pursuant to the order or requirement of a court, administrative agency, or other governmental body, provided that the Party required to make such a disclosure gives reasonable notice to the other Party to enable it to contest such order or requirement; (ii) on a confidential basis to its legal or professional financial advisors; (iii) as required under applicable securities regulations; or (iv) on a confidential basis to present or future providers of venture capital and/or potential private investors in or acquirers of such Party. The Parties understand this Agreement will be filed with the Securities and Exchange Commission (the “SEC”) and available to the general public, subject to the redaction of specified information to the extent permitted by the SEC. The Parties agree the existence of this Agreement and 5BARZ’s rights hereunder are not Confidential Information.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

8.1           Authorization. Each Party represents and warrants to the other that it has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder, and that the performance of such obligations will not conflict with its charter documents or any agreements, contracts, or other arrangements to which it is a party.

8.2           Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION AND EXTENDS NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

8.3           Additional Representations. 5BARZ further represents, warrants and covenants that:

(a)           It is an entity duly organized, validly existing and in good standing in the jurisdiction of its formation, and has full authority to enter into this Agreement and to perform its obligations hereunder and to make all authorizations and representations specified hereunder and all necessary approvals of any board of directors, shareholders, partners, and lenders have been obtained;

(b)           It shall not permit any person or entity to use or gain access to the Technology except as expressly authorized herein, and shall protect against unauthorized usage of or access thereto and shall immediately notify CELLYNX in writing of any such unauthorized access or use;

(c)           It shall take all reasonable steps to ensure that all of its dealers, customers, employees, agents and independent contractors comply with this Agreement and do not use the Products or Technology or cause the Products or Technology to be used in a manner exceeding the License granted to the 5BARZ in this Agreement or in a manner that was not intended by CELLYNX;

(d)           It shall be solely responsible for any warranties provided by it to its dealer, customers, employees, agents or independent contractors with respect to the Products or use thereof;

(e)           It shall not and shall not allow its dealers, customers, employees, agents or independent contractors to use the Products and Technology in any manner that: (1) infringes upon or violates any patent, copyright, trade secret, trademark, or other Intellectual Property Right of CELLYNX or any third part; (2) violates any contractual rights of CELLYNX or any third party (3) constitutes a defamation, libel, invasion of privacy, or violation of any right of publicity or other third-party right or is threatening, harassing, malicious, vulgar, harmful or otherwise objectionable; or (4) violates any applicable international, federal, state or local law, rule, legislation, regulation or ordinance; and

(f)           It shall not and shall not allow its dealers, customers, employees, agents or independent contractors to use the Products and Technology for any illegal, obscene, offensive or immoral purpose.

8.4           Survival of Obligations. The obligations set forth in this Section 8 shall remain in effect after termination or expiration of this Agreement for a period of ten (10) years.

ARTICLE IX

INDEMNITIES

9.1           CELLYNX Indemnity. CELLYNX will defend or settle any lawsuit brought against 5BARZ, and only 5BARZ, to the extent that it is based upon a third-party claim that CELLYNX’s use of the Products or that the Technology, as provided by CELLYNX to 5BARZ under this Agreement, infringes any United States patent or any copyright or misappropriates any trade secret, and will pay any costs and damages made in settlement or awarded against 5BARZ in final judgment resulting from any such claim, provided that 5BARZ: (i) gives CELLYNX prompt notice of any such claim; (ii) gives CELLYNX sole control of the defense and any related settlement of any such claim; and (iii) gives CELLYNX, at CELLYNX’s expense, all reasonable information, assistance, cooperation and authority in connection with the foregoing. CELLYNX will not be bound by any settlement or compromise that 5BARZ enters into without CELLYNX’s express prior consent.

9.2           Injunctions. If 5BARZ’s or CELLYNX’s rights to use the Technology or the Products under the terms of this Agreement are or are reasonably threatened to be, or in CELLYNX’s opinion are likely to be, enjoined or fined by any government or regulatory agency, then CELLYNX may, at its sole option and expense: (i) procure for 5BARZ the right to continue to use and distribute such Products under the terms of this Agreement; (ii) replace or modify such Products so that it is non-infringing; or (iii) if options (i) and (ii) above cannot be reasonably accomplished, then CELLYNX may terminate 5BARZ’s rights and CELLYNX’s obligations hereunder with respect to such Prodcuts.

9,3           Indemnity Exclusions. CELLYNX will have no obligation under Sections 10.1 or 10.2 for any claim of infringement or misappropriation to the extent that it results from: (i) the combination, operation or use of the Products or the Technology with or in equipment, products, or processes not provided by CELLYNX; or (ii) modifications to a CELLYNX Product other than as otherwise approved by CELLYNX. The foregoing clauses (i) and (ii) are referred to collectively as “Indemnity Exclusions”.

9.4           Limitation. THE FOREGOING PROVISIONS OF THIS SECTION 9 SET FORTH CELLYNX’S SOLE AND EXCLUSIVE LIABILITY AND 5BARZ’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIMS OF INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS OR PROPRIETARY RIGHTS OF ANY KIND.

9.5           5BARZ Indemnity. 5BARZ will defend or settle, indemnify and hold CELLYNX harmless from any liability, damages and expenses (including court costs and reasonable attorneys’ fees) arising out of or resulting from any third-party claim based on or otherwise attributable to: (i) 5BARZ’s negligence or intentional conduct; (ii) any misrepresentations made by 5BARZ with respect to CELLYNX or the Products; or (iii) an Indemnity Exclusion.

ARTICLE X

LIABILITY

10.1           Limitation of Liability. IN NO EVENT WILL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS TO THE OTHER PARTY THAT IN CARRYING OUT ITS OBLIGATIONS UNDER THIS AGREEMENT IT WILL NOT KNOWINGLY VIOLATE OR INFRINGE THE VALID AND ENFORCEABLE INTELLECTUAL PROPERTY RIGHTS, INCLUDING THOSE CONFERRED BY A VALID, ENFORCEABLE U.S. OR FOREIGN PATENT, COPYRIGHT, TRADEMARK, OR TRADESECRET OF ANY THIRD PARTY, NOR AID AND ABET THE OTHER PARTY IN ANY SUCH VIOLATION OR INFRINGEMENT.

10.2           Total Liability. CELLYNX’S TOTAL LIABILITY TO 5BARZ UNDER THIS AGREEMENT, FROM ALL CAUSES OF ACTION AND UNDER ALL THEORIES OF LIABILITY, WILL BE LIMITED TO FIVE HUNDRED THOUSAND DOLLARS ($500,000).

10.3           Basis of Bargain. The parties expressly acknowledge and agree that CELLYNX has entered into this Agreement in reliance upon the limitations of liability specified herein, which allocate the risk between CELLYNX and 5BARZ and form an essential basis of the bargain between the parties.

ARTICLE XI

GENERAL

11.1           Assignment. 5BARZ may not assign or transfer this Agreement, in whole or in part, by operation of law or otherwise, without CELLYNX’s express prior consent.

11.2           Governing Law and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of California, excluding its conflict of laws principles. The parties disclaim application of the United Nations Convention on Contracts for the International Sale of Goods. Any legal action or proceeding arising under this Agreement will be brought exclusively in the federal or state courts located in Los Angeles County, State of California and the parties hereby irrevocably consent to the personal jurisdiction and venue therein.

11.3           Compliance with Law. 5BARZ will have and maintain all permits and licenses required by any governmental unit or agency and will comply with all applicable laws and regulations, including United States export laws, in performing this Agreement and with respect to the Products.

11.4           Attorneys’ Fees. The prevailing party in any dispute between the parties relating to this Agreement will be entitled to recover all attorneys’ fees, costs and other expenses that it incurs in connection with such dispute.

11.5           Nonexclusive Remedy. Except as expressly set forth in this Agreement, the exercise by either party of any of its remedies under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise.

11.6           Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing, and delivered via facsimile or email or the postal service to the addresses and numbers designated below:

If to CELLYNX:

CELLYNX, INC.
Attention: Norman W. Collins
Chairman & Chief Executive Officer
25910 Acero, St. 370
Mission Viejo, CA 92691
Telephone: (949) 305-5290              (949) 305-5290
Facsimile: (661) 257-1290
Email: nwc@earthlink.net

With Copy To:

DURHAM JONES & PINEGAR, P.C.
111 EAST BROADWAY,, SUITE 900
SALT LAKE CITY, UTAH 841111
ATTN: Jeffrey M. Jones, Esq.
Telephone: 801 415 3000              801 415 3000
Facsimile: 801 415 3500
Email: JJONES@DJPLAW.COM

If to 5BARZ :

5BARZ GROUP, CORP.
Attention: Daniel S. Bland
President and Chief Executive Officer
5535 Peregrine Way
Blain, WA 98320
Telephone: (360) 656-6395             (360) 656-6395
Facsimile: (408) 549-9903
Email: danielbland2@hotmail.com

11.7           Force Majeure. Neither Party will be responsible for any failure or delay in its performance under this Agreement (except for any payment obligations) due to causes beyond its reasonable control, including, but not limited to, labor disputes, strikes, lockouts, shortages of or inability to obtain energy, raw materials or supplies, war, terrorism, riot, or acts of God.

11.8           Relationship of the Parties. The parties are independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise or agency between the Parties. Neither Party will have the power to bind the other Party or to incur any obligations on its behalf, without the other Party’s prior consent.

11.9           Waiver. The failure by either Party to enforce any provision of  this Agreement will not constitute a waiver of future enforcement of that or any other provision.

11.10           Severability. If for any reason a court of competent jurisdiction finds any provision of  this Agreement invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible and the other provisions of  this Agreement will remain in full force and effect.

11.11           Equitable Relief. 5BARZ acknowledges that any breach of its obligations under  this Agreement with respect to the proprietary rights, Intellectual Property, or Confidential Information of CELLYNX will cause CELLYNX irreparable injury and significant injury for which there are inadequate remedies at law. Accordingly, CELLYNX will be entitled to obtain immediate equitable relief to enjoin any such breach, in addition to all other rights and remedies that it may have under  this Agreement, at law or otherwise.

11.12           Entire Agreement.  This Agreement, including all exhibits hereto, constitutes the complete and exclusive understanding and agreement between the Parties regarding its subject matter and supersedes all prior or contemporaneous agreements or understandings, whether written or oral, relating to its subject matter including without limitation the Prior Agreement which is hereby terminated and superseded by  this Agreement upon the Effective Date hereof. Any waiver, modification or amendment of any provision of  this Agreement will be effective only if in writing and signed by duly authorized representatives of each Party.

11.13           Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the Parties have caused  this Agreement to be executed by their duly authorized representatives as of the day and year first written above.

CELLYNX GROUP, INC.

By:  /s/ Norman W. Collins
Name: Norman W. Collins
Title: Chairman & Chief Executive Officer

5BARZ INTERNATIONAL INC.

By:  /s/ Daniel S. Bland
Name: Daniel S. Bland
Title: Chief Executive Officer

EXHIBIT A

MARKS:	5BARz™
Turning Weak Spots into Sweet Spots™

APPENDIX “F”

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the “APA”) is entered into on the 5th day of October, 2010 (the “Effective Date”), by and between CelLynx Group, Inc., a Nevada corporation (the “Seller”), and 5BARZ INTERNATIONAL INC., a Nevada Corporation (the “Buyer”).  Each of the Seller and the Buyer may be referred to individually herein as a “Party” and collectively as the “Parties.”

RECITALS

A.           This Agreement provides for the acquisition by the Buyer of certain of the assets, consisting of intellectual property (described more fully below), currently owned by the Seller on the terms and conditions hereafter provided.

B.           Buyer is desirous of purchasing the intellectual property from the Seller.

C.           The Parties have entered into that certain Line of Credit Agreement (the “LOC Agreement”) of even date herewith, pursuant to which, the Buyer has agreed to fund a line of credit for the benefit of the Seller.

D.           The LOC Agreement provides that upon the funding of the initial advance under the LOC Agreement by the Buyer, Buyer shall have the right to require the Seller to sell certain assets pursuant to the terms of this APA.

E.           The Parties have negotiated the purchase and sale of the Intellectual Property, discussing various terms and conditions, and desire to create one final expression of the agreed terms of this transaction.

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AGREEMENT

NOW, THEREFORE, based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefit to the parties to be derived herefrom, it is hereby agreed as follows.

1.           Sale and Purchase.  Seller hereby agrees to sell, and Buyer hereby agrees to purchase, pursuant to the terms of this Agreement, the following (collectively, the “Purchased Assets”):

1.1.           Fifty percent (50%) of the Seller’s right, title and interest for the United States and all foreign countries to use, offer for sale, and sell any and all improvements which are disclosed in the patent applications, patents, and legal equivalents thereto identified in EXHIBIT A (collectively, the “Patents”) to this Agreement, such applications, patents and all other divisional, continuing, substitute, renewal, reissue and all other applications for patent or the legal equivalent thereof which have been or may be filed in the United States and all foreign countries relating to any of such improvements; all original, reexamined and reissued patents which have been or shall be issued in the United States and all foreign countries on such improvements; and specifically including the right to file foreign applications under the provisions of any convention or treaty and claim priority based on such applications; provided, however, that the Seller retains 100% of its right to make and import under the Patents; and

1.2.           Fifty Percent (50%) of the Seller’s right, title and interest for the United States and all foreign countries to the Seller’s trademarks described in EXHIBIT B (collectively, the “Marks”) attached hereto and incorporated by reference herein.

1.3.           The Parties hereby acknowledge and agree that Seller shall not transfer the right to protect, in the United States and in all foreign countries, any and all of the Patents, Marks, and other intellectual property, but shall retain such right, and shall be entitled to protect any and all of the Patents, Marks, and other intellectual property, with all related costs and expenses of such protection to be born by Buyer.

1.4.           The Parties hereby acknowledge and agree that Seller shall not transfer the right to sue for past, present or future infringement or misappropriation of any of the Patents, Marks, or other intellectual properties, but shall retain such right, and shall be entitled to sue for past, present, or future infringement or misappropriation of any of the Patents, Marks, or other intellectual properties with all related costs and expenses of such suits to be born by Buyer.

1.5.           In connection with the Patents, Marks, and other intellectual property sold in this Section 1, the Seller and the Buyer agree to work together to make such filings with the U.S. Patent and Trademark Office and any other government or other agencies, as appropriate, to reflect the sale of the Patents, Marks, and all other intellectual property sold under this Agreement.

2.           Purchase Price.  Buyer agrees to pay to Seller the following:

2.1.           A payment of $1,500,000 (the “Purchase Price Payment”), which constitutes the full price paid for the Purchased Assets, to be paid in cash or immediately available funds as follows: (a) $200,000 which shall be credited from the advance by the Buyer to the Seller pursuant to the LOC Agreement, and which shall be paid on or before January 31, 2011; (b) $300,000 to be paid on or before January 31, 2011; (b) and $1,000,000 to be paid on or before February 28, 2011.

2.2.           In the event that the Buyer fails to pay any portion of the Purchase Price Payment when due, the Buyer shall have sixty (60) days to cure (the “Cure Period”) its default by making the missed portion of the Purchase Price Payment to the Seller.

2.3.           In the event that the Buyer fails to pay any portion of the Purchase Price Payment when due, and fails to cure such default within the Cure Period, then the Seller shall have the right, at its option, to terminate this Agreement.  If Seller terminates this Agreement pursuant to this Section 2.3, it shall provide written notice to the Buyer of such termination, at which point the Purchased Assets shall revert in full to the Seller.

2.4.           First Right to re-Acquire Territories.  The Parties hereby acknowledge and agree that during the term of this Agreement, in the event that Buyer offers to sell, or receives an offer (the “Territory Offer”) from a third party to purchase, any right to license, sublicense, or otherwise use any of the Patents, Marks, or other intellectual property with respect to all or any portion of the Territory, the Seller shall have the right (the “Seller’s First Right”) to acquire from the Buyer any such rights to be sold by the Buyer.  The Buyer shall, within five (5) business days of making or receiving any Territory Offer, provide written notification (the “Sale Notification”) to the Seller of the making or receipt of such Territory Offer, including the names of all parties involved, as well as all terms and conditions relating to such Territory Offer.  Within fifteen (15) days of the receipt of such Sale Notification from the Buyer, the Seller shall provide written notification (the “Seller’s Notification”) to the Buyer, in writing, whether the Seller intends to exercise the Seller’s First Right.  Seller and Buyer shall have a maximum of thirty (30) days to close the transaction relating to the Seller’s First Right.  In the event that the Buyer and Seller shall not close such transaction within thirty (30) days, the Seller shall be deemed to have waived its First Right with respect to that Territory Offer only, but shall retain the Seller’s First Right with respect to any remaining portion of the Territory, if any.

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3.           Effective Date and Closing.  The closing under this sale shall take place upon execution of this Agreement, to be effective as of the end of business on the Effective Date (the “Closing”), when possession of the assets shall be delivered to Buyer.  At the closing, Seller shall execute and deliver to Buyer an assignment conveying title to the Purchased Assets to Buyer, subject to any reversion rights described above in Section 2.  In addition, the parties agree to execute such additional documents as shall be reasonably necessary, from time to time, to consummate the transactions contemplated by this Agreement.

4.           Representations of Seller.  In order to induce Buyer to enter into this Agreement, Seller makes the following representations and warranties to Buyer:

4.1.           Enforceability.  This Agreement and all other agreements of Seller contemplated hereby are or, upon the execution and delivery thereof will be, the valid and binding obligations of the Seller, enforceable against him in accordance with their terms.

4.2.           Ownership of Purchased Assets.  Seller is the lawful owner of all the Purchased Assets sold hereunder and has a legal right to sell the same.  The Purchased Assets are being transferred free from all liens and encumbrances, and that Seller will defend the same against the claims and demands of any and all persons.

4.3.           Intellectual Property.  Seller has delivered to Buyer correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date).  Seller is transferring any and all intellectual property and proprietary rights of any kind relating to the Purchased Assets to Buyer.

4.4.           Litigation.  Seller (i) is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge relating to the Purchased Assets or (ii) is not a party or threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before (or that could come before) any court or quasi-judicial or administrative agency of any federal, state, local, or non-U.S. jurisdiction or before (or that could come before) any arbitrator relating to the Purchased Assets.

4.5.           Product Liability.  Seller does not have any material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) arising out of any injury to individuals or property as a result of the ownership, possession, or use of the Purchased Assets.

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5.           Indemnity.

5.1.           Buyer shall indemnify and hold Seller harmless from any and all claims, demands, losses, costs, obligations, and liabilities that Seller may incur or suffer as a result of Buyer’s breach of any agreement, covenant, or warranty in this Agreement.  Seller shall indemnify and hold Buyer harmless from any and all claims, demands, losses, costs, obligations, and liabilities that Buyer may incur or suffer as a result of Seller’s breach of any agreement, covenant, or warranty in this Agreement.
5.2.           Buyer shall further indemnify and hold Seller harmless from any and all liabilities, claims and causes of action to the extent arising from the sale of the Purchased Assets after the Closing.  Seller shall indemnify and hold Buyer harmless from any and all liabilities, claims and causes of action to the extent arising from the sale of the Purchased Assets prior to the Closing.
5.3.           The indemnity obligations of this Section shall include indemnity for reasonable attorney’s fees incurred.
6.           Other Covenants and Obligations.

6.1.           Transfer Taxes.  The Seller shall pay all sales taxes resulting from the sale of the Purchased Assets, if any.
7.           Miscellaneous.

7.1.           Should any party default in any of the covenants, warranties, representations or agreements herein contained, that defaulting party shall pay all costs and expenses, including a reasonable attorney’s fee, which may arise or accrue from enforcing this Agreement or in pursuing any remedy provided hereunder or by applicable law, whether such remedy is pursued by filing suit or otherwise.  This obligation of the defaulting party to pay costs and expenses includes, without limitation, all costs and expenses, including a reasonable attorney’s fee, incurred on appeal and in bankruptcy proceedings.
7.2.           Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (i) when hand delivered to the other party; (ii) when sent by facsimile to the number set forth on the signature page below if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day, or on the next business day if sent by facsimile to the number set forth on the signature page below if sent other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day; (iii) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth on the signature page below; or (iv) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth on the signature page below with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.  Notwithstanding anything to the contrary herein, notices and communications to the Buyer shall not be effective until actually received by the person identified by the Buyer to receive such notice on Buyer’s behalf.  Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication.  A party may change or supplement the addresses given on the signature page below, or designate additional addresses, for purposes of this Section 7.2 by giving the other party written notice of the new address in the manner set forth above.

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7.3.           Time is of the essence in performance of any obligation hereunder.

7.4.           All negotiations, understandings, representations and preliminary agreements are merged herein.  The parties intend this document to be the final and exclusive expression of their agreement.  This Agreement may not be modified, amended or revoked unless in a writing signed by all the parties hereto.  The signature page of each counterpart may be detached from such counterpart and attached to a single document which shall for all purposes be treated as an original.  Transmittal and receipt of facsimile signatures on the signature page to this Agreement shall be binding on the parties hereto.  In the event this Agreement is signed via facsimile, each party agrees to promptly deliver to the other party the originally signed document via regular mail or overnight delivery.

7.5.           This Agreement shall be governed, interpreted and construed by the laws of the State of Utah.

7.6.           This Agreement shall apply to, inure to the benefit of and bind all parties hereto, their assigns, heirs, personal representatives and other successors.

7.7.           It is expressly agreed that the terms, covenants and conditions of this Agreement shall survive any legal act or conveyance required under this Agreement.

7.8.           The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

7.9.           Each party to this Agreement executes the Agreement on its own behalf and not as agent for any other person.

7.10.           The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event of an ambiguity or if a question of intent or interpretation arises, this Agreement shall be constructed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Agreement

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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IN WITNESS WHEREOF, the Seller and the Buyer have caused this Asset Purchase Agreement to be duly executed effective as of the Effective Date.

BUYER: 5BARZ INTERNATIONAL INC., a Nevada Corporation By: Name: Its: SELLER: THE CELLYNX GROUP, INC., a Nevada corporation By: Name: Its:

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EXHIBIT A

LIST OF PATENTS

(Patent Applications, Patents, and Legal Equivalents Thereto)

Matter No.	Title	Matter Type	Status	Serial Number
101710.0001US	Cell Phone Signal Booster	Patent-US	Pending	11/625331
101710.0001US2	Dual Cancellation Loop Wireless Repeater	Patent-US	Pending	12/106468
101710.0002US1	Wireless Repeater Management Systems	Patent-US	Pending	12/328076
101710.0001US1	Dual Loop Active and Passive Repeater Antenna Isolation Improve	Patent-US	Pending	12/425615
101710.0009PCT	Multi-Band Wireless Repeater	Patent-PCT	Pending	PCT/US09/57842
101710.0009US1	Multi-Band Wireless Repeater	Patent-US	Pending	12/235313
101710.0010US	Antenna Docking Station	Patent-US	Pending	12/625347

7

EXHIBIT B

TRADEMARKS

(Trademarks, Trademark Registrations and/or Applications)

MARKS:	5BARz™
Turning Weak Spots into Sweet Spots™

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APPENDIX "G"

REVOLVING LINE OF CREDIT AGREEMENT

This Revolving Line of Credit Agreement (the “Agreement”) is made and entered into this 5th day of October, 2010 (the “Effective Date”), by and among 5Barz International Inc., a Nevada Corporation (the “Lender”), and CelLynx Group, Inc., a Nevada corporation (“Borrower”).

In consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1.           Line of Credit.  Lenders hereby establish for a period of twenty-four (24) months from the Effective Date (the “Maturity Date”) a revolving line of credit (the “Credit Line”) for Borrower in the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) (the “Credit Limit”) which indebtedness shall be evidenced by and repaid in accordance with the terms of one or more a promissory notes for the amount of the Credit Limit in substantially the form attached hereto as Exhibit A (each a “Promissory Note”).  All sums advanced on the Credit Line or pursuant to the terms of this Agreement (each an “Advance”) shall become part of the principal of the applicable Promissory Note.

2.           Advances.

(a)           Lender agrees to make funds available under this Credit Line on the following schedule:

(i)             $200,000 on or before January 30, 2011;

(ii)            $300,000 on or before January 30, 2011;

(iii)           $1,000,000 on or before February 28, 2011; and

(iv)           $1,000,000 on or before March 31, 2011.

(b)           Subject to subparagraph (a) above, any request for an Advance may be made from time to time and in such amounts as Borrower may choose, provided, however, any requested Advance will not, when added to the outstanding principal balance of all previous Advances, exceed the Credit Limit.  Requests for Advances must be made in writing, delivered to the Lender, by such officer of Borrower authorized by it to request such advances.  Until such time as Lender may be notified otherwise, Borrower hereby authorizes its Chairman/Chief Executive Officer to request Advances.  For each Advance, properly requested, the Lender shall advance an amount equal to the Advance amount.  The Lender may refuse to make any requested Advance if an event of default has occurred and is continuing hereunder either at the time the request is given or the date the Advance is to be made, or if an event has occurred or condition exists which, with the giving of notice or passing of time or both, would constitute an event of default hereunder as of such dates.

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(c)           The Borrower and the Lender agree that upon the first advance of at least $200,000 (the “Initial Advance”), the Lender shall have the right, but not the obligation (the “Lender’s Right”) to require the Borrower to sell 50% of its intellectual property to the Lender pursuant to the terms of that Asset Purchase Agreement (the “APA”) attached hereto as Exhibit B.  In the event that the Lender exercises the Lender’s right, (i) the Lender shall receive credit toward the purchase price to be paid pursuant to the APA in the amount of the Initial Advance; (ii) the Borrower shall not be required to and shall have no obligation to repay any amount of the Initial Advance; (iii) the Borrower shall have no obligation to pay any accrued and unpaid interest on the Initial Advance; (iv) the remaining amount available under this Credit Line shall be the difference between the Credit Limit and the purchase price paid pursuant to the APA, including the credit for the amount of the Initial Advance; and (v) the Borrower shall be required to accrue and pay interest only on such amounts drawn pursuant to the Credit Line which are not applied pursuant to the APA.

(d)           In the event that pursuant to this Agreement, the Lender has decided to exercise the Lender’s right, and then, pursuant to the APA, the Lender fails to pay the full amount of the Purchase Price Payment (as defined in the APA) and the Purchased Assets (as defined in the APA) revert to the Borrower under Section 2.3 of the APA, any amount of the Purchase Price Payment paid by the Lender to the Borrower shall constitute an Advance under the Credit Line, and shall be subject to the terms of this Agreement.

3.           Interest.  All sums advanced pursuant to this Agreement shall bear interest from the date each Advance is made until paid in full at an interest rate of six percent (6%) per annum (the “Interest Rate”).  Interest will be calculated on a basis of a 360-day year and charged for the actual number of days elapsed.

Notwithstanding the foregoing, upon the occurrence of an Event of Default hereunder, the Interest Rate shall immediately increase to fifteen percent (15%), and shall continue at such rate, both before and after judgment, until the Credit Line has been repaid in full and all of Borrower’s other obligations to Lender hereunder have been fully paid and discharged.

4.           Repayment.  Subject to paragraph 2(c) above, Borrower shall pay accrued interest on the outstanding principal balance on an annual basis commencing on October 1, 2011, and continuing on each anniversary thereafter. The entire unpaid principal balance, together with any accrued interest and other unpaid charges or fees hereunder, shall be due and payable on the Maturity Date.   Payment shall be made to the Lender at such place as the Lender may, from time to time, designate in lawful money of the United States of America.  All payments received hereunder shall be applied as follows: first, to any late charge; second, to any costs or expenses incurred by Lender in collecting such payment or to any other unpaid charges or expenses due hereunder; third, to accrued interest; fourth, to principal; and fifth, the balance, if any, to such person entitled thereto; provided, however, upon occurrence of an Event of Default, a Lender may, in its discretion, change the priority of the application of payments as it deems appropriate.  Borrower may prepay principal and/or interest at any time without penalty.

5.           Conditions Precedent.  No Lender shall not be required to make any advance hereunder unless and until:

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(a)           All of the documents required by such Lender, including a Promissory Note, have been duly executed and delivered to such Lender and shall be in full force and effect.

(b)           The representations and warranties contained in this Agreement are then true with the same effect as though the representations and warranties had been made at such time.  The request for an Advance by Borrower shall constitute a reaffirmation to Lender that all representations and warranties made herein remain true and correct in all material respects to the same extent as though given the time such request is made, and that all conditions precedent listed in this Paragraph 5 have been, and continue to be, satisfied in all respects as of the date such request is made.

(c)           No event of default hereunder has occurred and is continuing, and    no condition exists or event has occurred which, with the passing of time or the giving of notice or both, would constitute an event of default hereunder.

6.           Representations and Warranties.  In order to induce Lender to enter into this Agreement and to make the advances provided for herein, Borrower represents and warrants to Lenders as follows:

(a)           Borrower is a duly organized , validly existing, and in good standing under the laws of the State of Nevada with the power to own its assets and to transact business in Nevada, and in such other states where its business is conducted.

(b)           Borrower has the authority and power to execute and deliver any document required hereunder and to perform any condition or obligation imposed under the terms of such documents.

(c)           There is no action, suit, investigation, or proceeding pending or, to the knowledge of Borrower, threatened, against or affecting Borrower or any of its assets which, if adversely determined, would have a material adverse affect on the financial condition of Borrower or the operation of its business.

(d)           No information or report furnished by Borrower to Lender in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

7.           Affirmative Covenants.  So long as any sum remains unpaid hereunder, in whole or in part, Borrower covenants and agrees that except with the prior written consent of the  Lender, which consent will not be unreasonably withheld, it shall do the following:

(a)           Borrower shall furnish to Lender such financial statements as Lender may from time to time require, including but not limited to, annual audited financial statements and semi-annual unaudited financial statements.  Such financial statements will set forth Borrower’s assets, liabilities, and operating statements prepared in accordance with generally accepted accounting principles.  Such financial statements will be made available to Lender as soon as possible after the end of the appropriate periods, but no less than ninety (90) days after Borrower’s fiscal year and forty-five (45) days after the end of Borrower’s half-year.  Borrower shall furnish such additional information regarding its business affairs and financial condition as Lender may from time to time in good faith request

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(b)           Borrower shall duly observe and conform to all valid requirements of any governmental authority relative to the conduct of its business, its properties, or its assets and will maintain and keep in full force and effect its corporate existence and all licenses and permits necessary to the proper conduct of its business.

(c)           Borrower shall keep proper books of records and accounts in which full, true, and correct entries will be made of all dealings or transactions relating to its business and activities.

(d)           Borrower shall (1) file all applicable federal, state, and local tax returns or other statements required to be filed in connection with its business, including those for income taxes, sales taxes, property taxes, payroll taxes, payroll withholding amounts, FICA contributions, and similar items; (2) maintain appropriate reserves for the accrual of the same; and (3) pay when due all such taxes, or sums or assessments made in connection therewith.  Provided, however, that (until distraint, foreclosure, sale, or similar proceedings have been commenced) nothing herein will require Borrower to pay any sum or assessment, the validity of which is being contested in good faith by proceedings diligently pursued and as to which adequate reserves have been made.

(e)           Borrower shall permit any person designated in writing by Lender to visit and inspect any of the corporate books and financial records of Borrower and to discuss its affairs and finances with its principal officers, all at such reasonable times and as often as Lender may in good faith request, subject o any reasonable conditions imposed by Borrower.

8.           Negative Covenants.  So long as any amounts due hereunder remain unpaid in whole or in part, Borrower covenants that except with the prior written consent of the Lender, which consent will not be unreasonably withheld, it will not do any of the following:

(a)           Borrower shall not enter into any transaction of merger or consolidation, or acquire the assets or business of a person  or other entity without the prior written consent of Lender.

(b)           Borrower will not pay compensation to its executive management in excess of salaries presently in effect, plus reasonable increases.

(c)           Borrower shall not make any loans or advances to any person or other entity other than in the normal and ordinary course of business now conducted; make any investment in securities of any person or other entity; or guarantee or otherwise become liable upon the obligations of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the normal and ordinary course of business.  This restriction will apply, without limitation, to loans to any subsidiaries of Borrower.

(d)           Borrower shall not create or permit to exist any lien, claim, or encumbrance on the assets of Borrower or any part thereof, except as may be granted to Lender.

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9.           Events of Default.  An event of default (each, an “Event of Default”) will occur if any of the following events occurs:

(a)           Failure to pay any principal or interest hereunder within ten (10) days after the same becomes due.

(b)           Any representation or warranty made by Borrower in this Agreement or in connection with any borrowing or request for an advance hereunder, or in any certificate, financial statement, or other statement furnished by Borrower to Lender is untrue in any material respect at the time when made.

(c)           Default by Borrower in the observance or performance of any other covenant or agreement contained in this Agreement, other than a default constituting a separate and distinct event of default under this Paragraph 9.

(d)           Default by Borrower in the observance or performance of any other covenant or agreement contained in any other document or agreement made and given in connection with this Agreement, other than a default constituting a separate and distinct event of default under this Paragraph 9, and the continuance of the same unremedied for a period of thirty (30) days after notice thereof is given to Borrower.

(e)           Any of the documents executed and delivered in connection herewith for any reason ceases to be valid or in full force and effect or the validity or enforceability of which is challenged or disputed by any signer thereof, other than Lender.

(f)           Borrower shall default in the payment of principal or interest on any other obligation for borrowed money other than hereunder, or defaults in the payment of the deferred purchase price of property beyond the period of grace, if any, provided with respect thereto, or defaults in the performance or observance of any obligation or in any agreement relating thereto, if the effect of such default is to cause or permit the holder or holders of such obligation (or trustee on behalf of such holder or holders) to cause such obligation to become due prior to the stated maturity.

(g)           Filing by Borrower of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

(h)           Filing of an involuntary petition against Borrower in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

(i)           All or any substantial part of the property of Borrower shall be condemned, seized, or otherwise appropriated, or custody or control of such property is assumed by any governmental agency or any court of competent jurisdiction, and is retained for a period of thirty (30) days.

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10.           Remedies.  Upon the occurrence of an Event of Default as defined above, the Lender may declare the entire unpaid principal balance, together with accrued interest thereon, to be immediately due and payable without presentment, demand, protest, or other notice of any kind.  Lender may suspend or terminate any obligation it may have hereunder to make additional Advances.  To the extent permitted by law, Borrower waives any rights to presentment, demand, protest, or notice of any kind in connection with this Agreement.  No failure or delay on the part of the Lender in exercising any right, power, or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.  The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided at law or in equity.  Borrower agrees to pay all costs of collection incurred by reason of the default, including court costs and reasonable attorney’s fees, whether or not the attorney is a salaried employee of Lender, including such expenses incurred before or after any legal action or Bankruptcy proceeding involving Borrower has commenced, during the pendency of such proceedings, and continuing to all such expenses in connection with any appeal to higher courts arising out of matters associated herewith.

11.           Collateral.  As security for all obligations of Borrower to Lender, Borrower hereby grants to Lender security interests in the Collateral (as defined in the Security Agreement).  The foregoing shall be evidenced by and subject to the terms of the Security Agreement in the form attached hereto as Exhibit C (the “Security Agreement”), and such other such security agreements, financing statements, pledges, collateral assignments and other documents and instruments as Lender shall reasonably require, all in form and substance satisfactory to Lender. Borrower shall reimburse Lender immediately upon demand for all costs and expenses incurred by Lender in connection with any of the foregoing security, including, without limitation, any filing fees.

12.           Notice.  Unless otherwise specifically provided herein, all notices required to be given  shall be in writing addressed to the respective party as set forth below and may be personally served, sent by facsimile transmission, or sent by overnight courier service or United States mail.  Such notices shall be deemed to have been given:  (a) if delivered in person, when delivered; (b) if sent by facsimile transmission, on the date of transmission if transmitted by 4:00 p.m. (Mission Viejo, California time) on a Banking Day or, if not, on the next succeeding Banking Day; (c) if delivered by overnight courier, one (1) Banking Day after delivery to such courier properly addressed; or (d) if by United States mail, three (3) Banking Days after depositing in the United States mail, postage prepaid and properly addressed.  Notices shall be addressed as follows:

LENDER:
5BARZ INTERNATIONAL INC.
Attention: Daniel S. Bland
President and Chief Executive Officer
5535 Peregrine Way
Blain, WA 98320
Telephone: (360) 656-6395              (360) 656-6395
Facsimile: (408) 549-9903
Email: danielbland2@hotmail.com

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BORROWER:
CELLYNX GROUP, INC.
Attention: Norman W. Collins
Chairman & Chief Executive Officer
25910 Acero, St. 370
Mission Viejo, CA 92691
Telephone: (949) 305-5290              (949) 305-5290
Facsimile: (661) 257-1290
Email: nwc@earthlink.net

With Copy To:

DURHAM JONES & PINEGAR, P.C.
111 EAST BROADWAY,, SUITE 900
SALT LAKE CITY, UTAH 841111
ATTN: Jeffrey M. Jones, Esq.
Telephone: 801 415 3000            801 415 3000
Facsimile: 801 415 3500
Email: JJONES@DJPLAW.COM

13.           General Provisions.  All representations and warranties made in this Agreement and the Promissory Note shall survive the execution and delivery of this Agreement and the making of any loans hereunder.  This Agreement will be binding upon and inure to the benefit of Borrower and Lender, their respective successors and assigns, except that Borrower may not assign or transfer its rights or delegate its duties hereunder without the prior written consent of Lender.  This Agreement, the Promissory Note, and all documents and instruments associated herewith will be governed by and construed and interpreted in accordance with the laws of the State of Nevada.  Time is of the essence hereof.  Lender may set off against any debt or account it owns Borrower, now existing or hereafter arising, in accordance with its rules and regulations governing deposit accounts then in existence, and for such purposes is hereby granted a security interest in all such accounts.  This Agreement will be deemed to express, embody, and supersede any previous understanding, agreements, or commitments, whether written or oral, between the parties with respect to the general subject matter hereof.  This Agreement may not be amended or modified except in writing signed by the parties.

14.           Counterparts; Facsimile Signatures.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single agreement.  The signature of a party to any counterpart shall be sufficient to legally bind such party.  Lender may remove the signature pages from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing the signatures of all parties.  Any party may effect the execution and delivery of this Agreement by signing the same and sending a copy thereof to Lender or its attorney by facsimile transmission.  Such facsimile document, including the signatures thereon, shall be treated in all respects as an original instrument bearing an original signature.  Any party sending an executed copy by facsimile transmission in the foregoing manner shall also send the original thereof to Lender within five (5) days thereafter, but failure to do so shall not invalidate or otherwise affect the legality or enforceability of the facsimile document.

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15.           Waiver of Jury Trial.   BORROWER AND LENDER EACH AGREE TO WAIVE THE RIGHT TO HAVE A JURY HEAR, DETERMINE, OR MAKE ANY RECOMMENDATION WITH RESPECT TO THIS AGREEMENT, THE PROMISSORY NOTE, AND ANY CLAIMS ARISING IN CONNECTION HEREWITH OR WITH ANY OF THE FOREGOING, WHETHER SUCH CLAIMS ARE BASED ON PRINCIPLES OF STATUTORY, CONTRACT, OR TORT LAW.  THE PARTIES AGREE THAT ALL SUCH MATTERS SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THE PARTIES ACKNOWLEDGE THAT THIS WAIVER WAS A MATERIAL FACTOR IN THEIR DECISION TO ENTER INTO THIS AGREEMENT AND ENGAGE IN THE TRANSACTIONS DESCRIBED HEREIN.

16.           Entire Agreement.  This Agreement, together with the Promissory Note, and the Security Agreement, constitutes the entire understanding and agreement of the parties with respect to the general subject matter hereof; supersede all prior negotiations and agreements with respect thereto; may not be contradicted by evidence of any alleged oral agreement; and may not be amended, modified, or rescinded in any manner except by a written agreement signed by Lender which clearly and unequivocally expresses an intent to amend, modify, or rescind the same.

[SIGNATURES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Revolving Line of Credit Agreement effective as of the Effective Date.

BORROWER:

CELLYNX GROUP, INC.
a Nevada corporation

By: /s/ Norman Collins
Name: Norman Collins
Its: Chief Executive Officer

LENDER:

5BARZ GROUP, INC.
a Nevada Corporation

By:  /s/ Daniel Bland
Name:  Daniel Bland
Its: Chief Executive Officer

SIGNATURE PAGE
TO THE
REVOLVING LINE OF CREDIT AGREEMENT

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EXHIBIT A

REVOLVING LINE OF CREDIT NOTE

$2,500,000	October 5, 2010

FOR VALUE RECEIVED, CelLynx Group, Inc., a Nevada corporation (“Borrower”) promises to pay to the order 5Barz International Inc., a Nevada Corporation (“Lender”), in lawful money of the United States of America, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) or the aggregate unpaid principal amount of all advances made by Lender to Borrower pursuant to the terms of a Revolving Line of Credit Agreement (the “Loan Agreement”) of even date herewith, whichever is less, together with interest thereon from the date each advance is made until paid in full, both before and after judgment, at an interest rate of six percent (6%) (the “Interest Rate”).  Interest shall be calculated on the basis of a 360-day year using the actual number of days elapsed divided by 360.

1.           Principal Payments.  All payments of the principal amount of Lender’s Advances shall be made in lawful money of the United States of America and shall be due and payable on the date(s) determined pursuant to the Loan Agreement.

2.           Interest Rate.  Interest is payable in arrears annually, commencing October 1, 2011.  Interest will be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of three hundred sixty (360) days.  The Loan Agreement provides for the payment by Borrower of various other charges and fees, in addition to the interest charges described in the Loan Agreement, as set forth more fully in the Loan Agreement.

3.           Maturity.  The principal amount of this Note, unless accelerated in accordance with the Loan Agreement as described below, if not sooner paid, will be due and payable, together with all accrued and unpaid interest and other amounts due and unpaid under the Loan Agreement, on October 5, 2012.

4.           Prepayment.  Borrower may pre-pay the sums due under this Note, in whole or in part, at any time from time to time, without penalty or premium, subject to the requirements provided in the Loan Agreement.

5.           Default.  Upon and after the occurrence of an Event of Default (as set forth in the Loan Agreement) unless such Event of Default is waived as provided in the Loan Agreement, this Note may, at the option of Lender and without further demand, notice or legal process of any kind, be declared by Lender, and in such case shall immediately become, due and payable.

6.           Waiver.  Demand, presentment, protest and notice of non-payment and protest, notice of intention to accelerate maturity, notice of acceleration of maturity and notice of dishonor are hereby waived by Borrower.  Subject to the terms of the Loan Agreement, Lender may extend the time of payment of this Note, postpone the enforcement hereof, grant any indulgences, release any party primarily or secondarily liable hereon, or agree to any subordination of Borrower’s obligations hereunder without affecting or diminishing Lender’s right of recourse against Borrower, which right is hereby expressly reserved.

A-1

7.           Governing Law.  This Note shall be interpreted in accordance with, and the rights and liabilities of the parties hereto shall be determined and governed by, the laws of the State of Nevada.

8.           Successors and Assigns.  The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower.

9.           Notices.  All notices or other communications required or permitted to be given pursuant to this Note shall be given to Borrower or Lender at the address and in the manner provided for in the Loan Agreement.

10.           Amendment; Entire Agreement.  The terms of this Note may be amended only in writing signed by Borrower and Lender. This Note, together with the Loan Agreement, constitutes and contains the entire agreement between and among the parties regarding the subject matter hereof, and supersedes and replaces all prior agreements, promises and understandings, whether written or oral, proposed or otherwise, regarding the subject matter hereof.

11.           Construction.  Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

BORROWER: CELLYNX GROUP, INC. a Nevada corporation By:_________________________________ Name: Norman Collins Its: Chief Executive Officer

A-2

EXHIBIT B

ASSET PURCHASE AGREEMENT

B-1

APPENDIX “H”

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), is dated as of October 5, 2010, by and among CelLynx Group, Inc., a Nevada corporation (“Borrower”), and 5Barz International Inc., a Nevada Corporation (the “Secured Party”).

RECITALS

A.           Pursuant to that certain Revolving Line of Credit Agreement of even date herewith, as the same may be amended, modified or supplemented from time to time (the “Loan Agreement”), the Secured Party has agreed to extend to Borrower a revolving line of credit in the maximum principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00) (the “Line of Credit”), on the terms and conditions set forth in the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Credit Agreement.

B.           The Line of Credit will be evidenced one or more Promissory Notes of even date herewith, in the maximum principal amount of the Line of Credit (as may be amended, modified or supplemented from time to, the “Notes”).

C.           As a condition to extending the Line of Credit, the Secured Party has required that Borrower grant to the Secured Party, a security interest in all assets of Borrower to secure the obligations of Borrower under the Credit Agreement, the Notes, and all other documents executed in connection therewith (collectively, the “Line of Credit Documents”).

D.           Borrower desires to grant to the Secured Party security interests in the Collateral, as defined herein, to secure all of Borrower’s obligations and undertakings to the Secured Party under the Line of Credit Documents.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, hereby agree as follows:

1.           Security Interest.  As security for the payment of all obligations and undertakings of every kind or nature whatsoever of Borrower to Secured Party, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary, related or unrelated or due or to become due, arising under the Line of Credit Documents, and any extensions, modifications, substitutions, increases and renewals thereof, and substitutions therefor; the payment of all amounts advanced by Secured Party to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement; and the payment of all expenses incurred by Secured Party in connection therewith (collectively the “Obligations”), Borrower  hereby grants to Secured Party a first priority security interest in all of the assets and property of Borrower of every kind and description, tangible or intangible, wherever located, whether now owned or hereafter acquired, including, without limitation, the assets and properties described below, (collectively, the “Collateral”):

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(a)           all cash, accounts, deposit accounts (and all other property from time to time deposited therein), accounts receivable or other rights to payment, chattel paper (whether tangible or electronic), letter-of-credit rights, securities, securities entitlements, investment property, capital stock or other equity interests, whether or not evidenced by a contract, instrument, chattel paper or otherwise, and whether or not earned by performance;

(b)           all equity ownership in any other entity, and all proceeds thereof, including, without limitation:  (i) any and all shares or equity interest issued in replacement thereof; (ii) any and all shares or equity issued as a stock or equity dividend or issued in connection with any increase or decrease of capital, reclassification, merger, consolidation, sale of assets, combination of shares or interests, stock split, spin-off or split-off; (iii) any and all options, warrants, or rights, whether as an addition to, or in substitution or exchange for any of said stock or otherwise; and (iv) any and all dividends or distributions, whether payable in cash or in property, including, without limitation, stock or equity interests issued by any entity.

(c)           all general intangibles (including, without limitation, all payment intangibles), instruments (including, without limitation, promissory notes), commercial tort claims (if any), permits and licenses (but only to the extent a security interest in such is permitted by law), software, copyrights, patents and trademarks, IP licenses; trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, all registrations or recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof; and all letters patent of the United States and all reissues and extensions thereof, and all applications for letters patent of the United States;

(d)           all books, documents and records;

(e)           all contracts, contract rights, leases, undertakings, documents or other agreements, including all rights of Borrower to receive moneys due and to become due to it thereunder or in connection therewith, all rights of Borrower to damages arising out of or for breach or default in respect thereof, and all rights of Borrower to perform and to exercise all remedies thereunder;

(f)           all rights, ownership, equity or interests of any kind in and to the Real Estate, and all inventory, packing and shipping materials, all documents of title, machinery, equipment, goods, tools, furnishings, fixtures, including, without limitation, any of the foregoing now or at any time hereafter located at or installed on the land or in the improvements at any of the Real Estate owned or leased (in whole or in part) by Borrower, and all such goods after they have been severed and removed from any Real Estate; and

(g)           all (i) proceeds (including insurance proceeds), products, substitutions and replacements of the above described Collateral, (ii) additions, improvements and accessions to and documents covering the above-described Collateral, (iii) claims against third parties arising out of damage, destruction, or decrease in value of the above-described Collateral, and (iv) rents revenues, issues, profits, and proceeds arising from the sale, lease, license, encumbrance, collection or any other disposition, whether voluntary or involuntary, of the above-described Collateral.

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2.           Financing Statements.  Borrower hereby authorizes Secured Party to file at any time and from time to time any financing statements describing the Collateral, and Borrower shall execute and deliver to Secured Party, and Borrower hereby authorizes Secured Party to file (with or without Borrower’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, in form reasonably satisfactory to Secured Party, as Secured Party may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Collateral and to accomplish the purposes of this Agreement.  Without limiting the generality of the foregoing, Borrower ratifies and authorizes the filing by Secured Party of any financing statements filed prior to the date hereof.  Borrower will cooperate with Secured Party in obtaining control (as defined in the UCC) of Collateral consisting of deposit accounts, investment property, letter-of-credit rights and electronic chatter paper.  Borrower will join with Secured Party in notifying any third party who has possession of any Collateral of Secured Party’s security interest therein and obtaining an acknowledgment from the third party that is holding the Collateral for the benefit of Secured Party.

3.           Representations and Warranties.  Borrower represents and warrants to Secured Party that:

(a)           Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite company power and authority to carry on its business as now conducted and as proposed to be conducted.  Borrower is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b)           The execution, delivery and performance by Borrower of this Agreement have been duly authorized by all necessary action of Borrower, and this Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)           The security interest granted pursuant to this Agreement will (i) constitute a valid and continuing perfected security interest in favor of Secured Party in the Collateral for which perfection is governed by the UCC, and (ii) be prior in priority to all other liens on the Collateral.

(d)           No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by Borrower of this Agreement, except for any filings necessary to perfect any liens on the Collateral.

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4.           Covenants.  So long as any of the Obligations remain unsatisfied, Borrower agrees that:

(a)           Borrower shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

(b)           Borrower shall comply in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

(c)           Borrower shall give prompt written notice to Secured Party (and in any event not later than thirty (30) days following any change described below in this Section 4(c)) of:  (i) any change in the location of Borrower’s chief executive office or principal place of business; (ii) any change in its name; (iii) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; (iv) any change in its registration as an organization (or any new such registration); or (v) any change in its jurisdiction of organization; provided that Borrower shall not locate any Collateral outside of the United States nor shall Borrower change its jurisdiction of organization to a jurisdiction outside of the United States.

(d)           Borrower shall appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or Secured Party’s right or interest in, the Collateral, and shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

(e)           Borrower shall pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it with respect to the Collateral prior to the date on which penalties attach thereto, except to the extent such taxes, fees, assessments or governmental charges or levies are being contested in good faith by appropriate proceedings.

(f)           Borrower shall maintain and preserve its legal existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of the Collateral.

(g)           Except as otherwise specifically permitted herein, Borrower shall not surrender or lose possession of (other than to Secured Party or as otherwise contemplated in the Loan Agreement), sell, or otherwise dispose of or transfer any of the Collateral or any right or interest therein.

(h)           Borrower shall keep the Collateral free of all liens except as agreed to by Secured Party in writing.

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5.           Borrower’s Rights in Collateral.

(a)           The parties agree that the grant of a security interest in the Collateral to Secured Party hereunder is intended solely for the purpose of securing the Obligations.  Accordingly, prior to the occurrence of an Event of Default and the exercise of rights and remedies afforded Secured Party as a result of such Event of Default, and to the extent not inconsistent with the terms of this Agreement, Borrower will be entitled to exercise rights as the owner of the Collateral and will be entitled to receive and retain, any cash proceeds therefrom and to exercise any other rights appurtenant to the ownership of the Collateral; provided, however, Borrower shall not have the right to sell or transfer the Collateral outside Borrower’s ordinary course of business or, if outside the ordinary course of business, without Secured Party’s prior written consent.  Secured Party in its sole discretion, may terminate and revoke the rights of Borrower described in the foregoing sentence upon any Event of Default.  Any attempted sale or transfer of the Collateral not in accordance with provisions of this Section 5(a) shall be void and of no force or effect.

(b)           After an Event of Default, all rights of Borrower to exercise the voting and other contractual rights which it would otherwise be entitled to exercise pursuant to this Section 5 and to receive and retain cash proceeds from the Collateral which it would otherwise be authorized to receive and retain under this Section 5 will cease.

6.           Authorization; Secured Party Appointed Attorney in-Fact.  Secured Party shall have the right to, in the name of Borrower, or in the name of Secured Party or otherwise, upon notice to but without the requirement of assent by Borrower, and Borrower hereby constitutes and appoints Secured Party (and any of Secured Party’s officers, employees or agents designated by Secured Party) as Borrower’s true and lawful attorney-in-fact, with full power and authority to: (a) sign and file any of the financing statements and other documents and instruments which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of Secured Party’s security interest in the Collateral (including any notices to or agreements with any securities intermediary); (b) assert, adjust, sue for, compromise or release any claims under any policies of insurance; and (c) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Borrower, which Secured Party may deem reasonably necessary or advisable to maintain, protect, realize upon and preserve the Collateral and Secured Party’s security interest therein and to accomplish the purposes of this Agreement.  Secured Party agrees that, except upon and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to Secured Party, pursuant to items (b) and (c) above.  The foregoing power of attorney is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full.  Borrower hereby ratifies, to the extent permitted by law, all that Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 6.

7.           Events of Default.  Any of the following events which shall occur and be continuing shall constitute an “Event of Default”:

(a)           Borrower shall fail to pay when due any amount payable hereunder or under the Line of Credit Documents or in respect of the Obligations.

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(b)           Any representation or warranty by Borrower under or in connection with this Agreement or the Line of Credit Documents shall prove to have been false or incorrect in any material respect when made or deemed made.

(c)           Borrower shall fail to perform or observe in any other term, covenant or agreement contained in this Agreement or the Line of Credit Documents on its part to be performed or observed, or any “Event of Default” as defined in the Loan Agreement.

(d)           Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of itself or any part of its property, (ii) become subject to the appointment of a receiver, trustee, custodian or liquidator for itself or any part of its property, (iii) make an assignment for the benefit of creditors, (iv) be adjudicated as bankrupt or insolvent, (v) admit in writing its inability to, or shall fail generally or be generally unable to, pay its debts as such debts become due, (vi) institute any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or file a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law, or file an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, or (vi) become subject to any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or have an order for relief entered against it in any proceeding under the United States Bankruptcy Code;

(e)           Borrower shall liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution) or take any action to authorize any of such actions or events.

(f)           Any levy upon, seizure or attachment of any of the Collateral that shall not have been rescinded or withdrawn.

(g)           Borrower shall assert that this Agreement is invalid or unenforceable, in whole or in part, or Secured Party shall cease to have a perfected first priority security interest in any of the Collateral owned of record or beneficially by Borrower.

8.           Remedies.

(a)           Upon the occurrence and continuance of any Event of Default, Secured Party shall have, in addition to all other rights and remedies granted to it in this Agreement, the Line of Credit Documents, all rights and remedies of a Secured Party under the UCC and other applicable laws.  Without limiting the generality of the foregoing, Secured Party may sell, assign, transfer or otherwise dispose of any or all of the Collateral at public or private sale, by one or more contracts, in one or more portions, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as Secured Party deems advisable; provided, however, that Borrower shall be credited with the net proceeds of sale only when such proceeds are finally collected by Secured Party.  Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Borrower hereby releases, to the extent permitted by law.  Secured Party shall give Borrower such notice of any private or public sales as may be required by the UCC or other applicable law.

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(b)           Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them, and Secured Party may release, modify or waive any collateral provided by any other Person to secure any of the Obligations, all without affecting Secured Party’s rights against Borrower.  Borrower hereby waives any right it may have to require Secured Party to pursue any third Person for any of the Obligations.  Secured Party may sell the Collateral without giving any warranties as to the Collateral.  Secured Party may specifically disclaim any warranties of title or the like.  If Secured Party sells any of the Collateral upon credit, Borrower will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Borrower shall be credited with the proceeds of the sale.

(c)           The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the costs and expenses of Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Collateral, and to the payment of all other amounts payable to the Secured Party pursuant to Section 10(k) hereof; and second, to the payment of the Obligations.  Any surplus thereof, which exists after payment and performance in full of the Obligations, shall be promptly paid over to Borrower or otherwise disposed of in accordance with the UCC or other applicable law.

9.           Consent and Waivers.

(a)           Borrower agrees that at any time and from time to time, without notice to or the consent of Borrower, without incurring responsibility to Borrower, and without impairing or releasing the security interests provided for herein or otherwise impairing the rights of Secured Party hereunder, all as Secured Party may deem advisable: (i) Secured Party may discharge or release, in whole or in part, Borrower or any other person liable for the payment and performance of all or any part of the Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Obligations, nor shall Secured Party be liable to Borrower for any failure to collect or enforce payment of the Obligations or to realize on any other collateral therefor; (ii)  Secured Party may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; and (iii) Secured Party may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege granted by this Agreement or the Line of Credit Documents or other security document or agreement, or otherwise available to Secured Party, with respect to the Obligations, any of the Collateral or other security for any or all of the Obligations.

(b)           All rights of Secured Party hereunder, and the obligations of Borrower hereunder and the lien created hereby, shall remain in full force and effect without regard to, and shall not be impaired or affected by, (i) any insolvency or bankruptcy, liquidation, winding up or dissolution of Borrower or any other Person; (ii) any limitation, discharge, or cessation of the liability of Borrower or any other Person for any Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Obligations; (iii) any assignment or other transfer, in whole or in part, of Secured Party’s interests in and rights hereunder or in respect of the Line of Credit Documents; (iv) any claim, defense, counterclaim or setoff, other than that of prior performance, that Borrower or any other Person may have or assert; or (v) Secured Party’s vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy or insolvency case related to the Obligations.

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10.           Miscellaneous.

(a)           Governing Law.  This Agreement shall be governed in all respects by the laws of the State of Nevada as applied to agreements between residents thereof to be performed entirely therein, except to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than Nevada, in which case, the laws of such other jurisdiction shall govern.

(b)           Waiver of Jury Trial.  EACH PARTY HERETO HEREBY ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(c)           Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the matters set forth herein and supersedes any prior agreements, commitments, discussions and understandings, oral or written, with respect thereto.

(d)           Successors and Assigns.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by Borrower, Secured Party and its respective successors and assigns.  Neither party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of the other party.

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(e)           Amendment.  Any term of this Agreement may be amended and the observance of any term Agreement may be waived only with the written consent of Borrower and Secured Party.

(f)           No Waiver.  No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

(g)           Notice.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be made in accordance with the Loan Agreement.

(h)           No Third-Party Beneficiaries.  The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective successors and permitted assigns, and the parties do not intend to confer third-party beneficiary rights upon any other person.

(i)           Construction.  The construction of this Agreement shall not take into consideration the party who drafted or whose representative drafted any portion of this Agreement, and no canon of construction shall be applied that resolves ambiguities against the draft of the documents.

(j)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(k)           Costs and Expenses.  Borrower hereby agrees to pay on demand all costs and expenses of the Secured Party and fees and disbursements of counsel in connection with the enforcement, or preservation of any rights under, this Agreement, and the Line of Credit Documents, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral.

(l)           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement.

(m)           Termination.  Upon payment and performance in full of all Obligations, the security interest created under this Agreement shall terminate and Secured Party shall promptly execute and deliver to Borrower such documents and instruments reasonably requested by Borrower as shall be necessary to evidence termination of all security interests given by Borrower to Secured Party hereunder.

 [SIGNATURE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first above written.

BORROWER:

CELLYNX GROUP, INC.
a Nevada corporation

By:  /s/ Norman Collins
Name: Norman Collins
Its: Chief Executive Officer

SECURED PARTY:

5BARZ INTERNATIONAL INC.
a Nevada Corporation

By: /s/ Daniel Bland
Name:  Daniel Bland
Its: Chief Executive Officer